Exhibit 10.7

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

by and among

EDUCATION MANAGEMENT CORPORATION,

GS CAPITAL PARTNERS V FUND, L.P.,

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.,

GS CAPITAL PARTNERS V GmbH & Co. KG,

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.,

PROVIDENCE EQUITY PARTNERS V L.P.,

PROVIDENCE EQUITY PARTNERS V-A L.P.,

PROVIDENCE EQUITY PARTNERS IV L.P.,

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.

and

THE OTHER SHAREHOLDERS THAT ARE SIGNATORIES HERETO

Dated as of October 30, 2006

i

Section 32.	Conflicting Agreements	42
Section 33.	Counterparts	42

Schedule 26	Notices
Exhibit A	Form of Accredited Investor Subscription Agreement
Exhibit B	Form of Non-Accredited Investor Subscription Agreement

ii

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

This AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (this “Agreement”) is made as of October 30, 2006 by and among Education Management Corporation, a Pennsylvania corporation (the “Company”), GS Capital Partners V Fund, L.P., a Delaware limited partnership (“GSCP”), GS Capital Partners V Offshore Fund, L.P., a Cayman Islands exempted limited partnership (“GSCP Offshore”), GS Capital Partners V GmbH & Co. KG, a limited partnership formed under the laws of the Federal Republic of Germany (“GSCP Germany”), GS Capital Partners V Institutional, L.P., a Delaware limited partnership (“GSCP Institutional”, collectively with GSCP, GSCP Offshore and GSCP Germany, the “GSCP Parties”), Providence Equity Partners V L.P., a Delaware limited partnership (“Providence”), Providence Equity Partners V-A L.P., a Delaware limited partnership (“Providence-A”), Providence Equity Partners IV L.P., a Delaware limited partnership (“Providence-IV”), Providence Equity Operating Partners IV L.P., a Delaware limited partnership (“Providence Operating-IV”, collectively with Providence, Providence-A, Providence-IV, the “Providence Parties”), Leeds Equity Partners IV, L.P. (“Leeds”), the Persons listed as Other Investors on the signature pages hereto, the Persons listed as Management Holders on the signature pages hereto and the Persons listed as Employee Holders on the signature pages hereto.

W I T N E S S E T H :

WHEREAS, EM Acquisition Corporation, formerly a Pennsylvania corporation (“Merger Co”), and the Company entered into an Agreement and Plan of Merger, dated as of March 3, 2006 (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which Merger Co merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation;

WHEREAS, on June 1, 2006, Merger Co issued to the GSCP Parties, the Providence Parties and the Other Investors (other than GE Equity), and the GSCP Parties, the Providence Parties and the Other Investors (other than GE Equity) purchased from Merger Co, shares of common stock, par value $0.01 per share, of Merger Co (“Merger Co Common Stock”), pursuant to that certain subscription agreement, dated as of June 1, 2006 (the “Original Subscription Agreement”);

WHEREAS, the GSCP Parties, the Providence Parties and the Other Investors (other than GE Equity) entered into that certain shareholders’ agreement, dated as of June 1, 2006 (the “Original Shareholders’ Agreement”), among Merger Co, the GSCP Parties, the Providence Parties and the Other Investors (other than GE Equity);

WHEREAS, pursuant to the Merger, each outstanding share of Merger Co Common Stock was converted into one share of Common Stock (as defined below);

WHEREAS, pursuant to that certain letter agreement, dated July 6, 2006, among GSCP, Providence and Leeds, Leeds exercised its option to purchase (i) 1,000,000 shares of Common Stock from GSCP and (ii) 1,000,000 shares of Common Stock from Providence in accordance with that certain letter agreement, dated February 28, 2006 (the “Leeds Option Agreement”), among GSCP, Providence and Leeds;

WHEREAS, on October 30, 2006, the Company issued to GE Equity, and GE Equity purchased from the Company, shares of Common Stock, pursuant to that certain subscription agreement, dated as of October 30, 2006 (the “GE Subscription Agreement”);

WHEREAS, the Company is issuing to the Employee Holders shares of Common Stock pursuant to subscription agreements entered into between the Company and the Employee Holders, the forms of which are attached hereto as Exhibits A and B (the “Employee Subscription Agreements”, and collectively with the Original Subscription Agreement and the GE Subscription Agreement, the “Subscription Agreements”); and

WHEREAS, the parties hereto desire to amend and restate the Original Shareholders’ Agreement in its entirety as provided herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

Section 1. Definitions. As used herein, the following terms shall have the following meanings:

“Acceptance Notice” has the meaning ascribed to such term in Section 13(a).

“Accepted Shares” has the meaning ascribed to such term in Section 13(a).

“Additional First Offer Acceptance Period” has the meaning ascribed to such term in Section 5(b).

“Affiliate” means (i) with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) with respect to any individual, the spouse, parent, sibling, child, step-child, grandchild, niece or nephew of such Person, or the spouse thereof and any trust, limited liability company, limited partnership, private foundation or other estate planning vehicle for such Person or for the benefit of any of the foregoing or other Persons pursuant to the laws of descent and distribution; provided, however, that, for purposes hereof, (A) each GSCP Party shall be deemed to be an Affiliate of every other GSCP Party, (B) each Providence Party shall be deemed to be an Affiliate of every other Providence Party, (C) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any Shareholder, (D) (1) none of the GS PEP Funds or Goldman Sachs EDMC Investors, L.P. shall be deemed to be an Affiliate of any of the Providence Parties and (2) except for purposes of Section 17(a) and except as expressly provided, none of the GS PEP Funds or Goldman Sachs EDMC Investors, L.P. shall be deemed to be an Affiliate of any of the GSCP Parties, (E) none of Leeds, Fisher Lynch Co-Investment Partnership, L.P., Ontario Teachers’ Pension Plan Board, General Electric Pension Trust, GE Equity, CGI Private Equity LP, LLC, Credit Suisse/CFIG EMDC SPV, LLC, AlpInvest Partners CS Investments 2006 C.V. or AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V. (as custodian for AlpInvest Partners Later Stage Co-Investments IIA C.V.) shall be deemed to be an Affiliate of any of the GSCP Parties, the GS PEP Funds, Goldman Sachs EDMC Investors, L.P. or the Providence Parties and (F) no Person shall be deemed to be an Affiliate of General Electric Pension Trust other than any successor trust or trustee of General Electric Pension Trust and any entity that is wholly-owned by General Electric Pension Trust or such successor trust or trustee.

“Agreement” means this Amended and Restated Shareholders’ Agreement, as this agreement may be amended, modified, supplemented or restated from time to time after the date hereof.

“Ancillary Documents” means, collectively, the Subscription Agreements, the Registration Rights Agreement, the Management Agreement, the GSCP Institutional Letter Agreement and the Providence Letter Agreement.

“Board” means the board of directors of the Company.

“Bring-Along Election” has the meaning ascribed to such term in Section 7(a).

“Bring-Along Notice” has the meaning ascribed to such term in Section 7(b).

“Bring-Along Sale” has the meaning ascribed to such term in Section 7(a).

“Bring-Along Transferee” has the meaning ascribed to such term in Section 7(a).

“Call Equity Securities” has the meaning ascribed to such term in Section 8(a).

“Call Notice” has the meaning ascribed to such term in Section 8(b).

“Call Period” has the meaning ascribed to such term in Section 8(b).

“Cause” has the meaning ascribed to such term in Section 8(c).

“Co-Invest Shares” means (i) shares of Common Stock acquired by a Management Holder pursuant to each of those certain letter agreements, dated June 1, 2006, among GSCP, Providence and such Management Holder and (ii) shares of Common Stock acquired by an Employee Holder pursuant to the Company’s Voluntary Executive Common Stock Purchase Plan.

“Common Stock” means the common stock, par value $0.01 per share, of the Company and any and all securities of any kind whatsoever which may be issued after the date hereof in respect of, or in exchange for, such shares of common stock of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise.

“Common Stock Equivalents” means, with respect to any Person, securities convertible into, or exchangeable or exercisable for, shares of capital stock or other equity securities of such Person (including, without limitation, any option, warrant, or other right to subscribe for, purchase or otherwise acquire, or any note or debt security convertible into or exchangeable for, shares of capital stock or other Equity Securities of such Person).

“Company” has the meaning ascribed to such term in the Preamble.

“Company Buyer” has the meaning ascribed to such term in Section 9(a).

“Competing Business” means any Person engaged in any material respect in the post-secondary, for-profit education business in the United States or which is otherwise in competition, directly or indirectly, in any material respect, with the Company or any of its Subsidiaries; provided that a Person shall not be deemed engaged in a Competing Business solely by virtue of such Person’s ownership of a passive investment of 5% or less of the outstanding equity or debt securities of a publicly-traded entity that may be engaged in a Competing Business.

“Competitive Opportunity” means an investment or business opportunity or prospective economic or competitive advantage in which the Company or any of its Subsidiaries could have an interest or expectancy.

“Designating Party” means (i) with respect to any GSCP Director, the GSCP Parties or any GSCP Governance Rights Assignee, if applicable and (ii) with respect to any Providence Director, the Providence Parties or any Providence Governance Rights Assignee, if applicable.

“Employee Holder” means any officer or employee of the Company or any of its Subsidiaries who is a Shareholder (other than a Management Holder and other than such an officer or employee who is also an employee of a GSCP Party, a GSCP Governance Rights Assignee, a Providence Party, a Providence Governance Rights Assignee, Leeds or an Affiliate of any of the foregoing).

“Employee Subscription Agreements” has the meaning ascribed to such term in the Recitals to this Agreement, as amended from time to time.

“Employer” has the meaning ascribed to such term in Section 8(c).

“Equity Call Option” has the meaning ascribed to such term in Section 8(a).

“Equity Call Purchase Price” has the meaning ascribed to such term in Section 8(c).

“Equity Securities” means, with respect to any Person, any capital stock or other equity security of such Person including, without limitation, any Common Stock Equivalents of such Person and any option, warrant or other right to subscribe for, purchase or otherwise acquire any capital stock or other equity security of such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974 (and any sections of the Internal Revenue Code of 1986 amended by it) and all regulations promulgated thereunder, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.

“Excluded Securities” means (i) options issued by the Company pursuant to its 2006 Stock Option Plan or any other stock option or similar plan (and any shares of capital stock issuable upon exercise thereof or thereunder) (such options being referred to as “Plan Options”) and any shares of capital stock issued by the Company to any employee of the Company or any of its Subsidiaries or member of the Board pursuant to its Voluntary Executive Common Stock Purchase Plan or any other stock purchase plan, in each case as approved by the Board in connection with, or after, the consummation of the Merger; (ii) any shares of capital stock or any Common Stock Equivalent of the Company or any of its Subsidiaries (and any shares of capital stock issuable thereunder) issued by the Company in connection with any transaction determined by the Board to be a strategic transaction, provided that none of the GSCP Parties (or a GSCP Governance Rights Assignee, if applicable) or the Providence Parties (or a Providence Governance Rights Assignee, if applicable) is acquiring such shares of capital stock or such Common Stock Equivalent of the Company or any of its Subsidiaries in any such transaction; (iii) shares of Common Stock issued in connection with a Qualified IPO; and (iv) shares of Common Stock issued pursuant to the Original Subscription Agreement.

“Exit Notice” has the meaning ascribed to such term in Section 9(b).

“Exit Sale” has the meaning ascribed to such term in Section 9(a).

“Fair Market Value” means, with respect to any securities on any date, the average of the high and low sales prices of such securities on such date on the principal securities exchange on which such securities are listed or admitted to trading, or if such securities are not so listed or admitted to trading, the arithmetic mean of the per security closing bid price and per security closing asked price on such date as quoted on the Nasdaq or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to such securities on such date, the “Fair Market Value” shall be the value determined in good faith by the Board.

“First Offer” has the meaning ascribed to such term in Section 5(a).

“First Offer Offeree” has the meaning ascribed to such term in Section 5(a).

“First Offer Notice” has the meaning ascribed to such term in Section 5(a).

“First Offer Stock” has the meaning ascribed to such term in Section 5(b).

“GE Equity” means GE Capital Investments, Inc.

“GE Parties” means the General Electric Pension Trust and GE Equity.

“Group” means two or more Persons who agree to act together for the purpose of acquiring, holding, voting or disposing of Stock.

“GSCP” has the meaning ascribed to such term in the Preamble.

“GSCP Directors” has the meaning ascribed to such term in Section 3.1(b).

“GSCP Germany” has the meaning ascribed to such term in the Preamble.

“GSCP Governance Rights Assignee” means any Person (i) to which the GSCP Parties, a GSCP Governance Rights Assignee and/or the other Shareholders Sell shares of Common Stock such that, after giving effect to such Sale, such Person and its Affiliates will hold a number of shares of Common Stock equal to at least 25% of the number of shares of Common Stock held by the GSCP Parties immediately following the Merger and (ii) to which the GSCP Parties or a GSCP Governance Rights Assignee, as applicable, expressly assigns its rights under Sections 3, 7, 9, 11 and 21 of this Agreement.

“GSCP Institutional” has the meaning ascribed to such term in the Preamble.

“GSCP Institutional Letter Agreement” has the meaning ascribed to such term in Section 3.1(e).

“GSCP Offshore” has the meaning ascribed to such term in the Preamble.

“GSCP Parties” has the meaning ascribed to such term in the Preamble.

“GS PEP Funds” means GS Private Equity Partners 2000, L.P., GS Private Equity Partners 2000 Offshore Holdings, L.P., GS Private Equity Partners 2000 – Direct Investment Fund, L.P., GS Private Equity Partners 2002, L.P., GS Private Equity Partners 2002 Offshore Holdings, L.P., GS Private Equity Partners 2002 – Direct Investment Fund, L.P., GS Private Equity Partners 2002 Employee Fund, L.P., GS Private Equity Partners 2004, L.P., GS Private Equity Partners 2004 Offshore Holdings, L.P., GS Private Equity Partners 2004 – Direct Investment Fund, L.P., GS Private Equity Partners 2004 Employee Fund, L.P. and Multi-Strategy Holdings, L.P.

“HSR Act” has the meaning ascribed to such term in Section 5(c).

“Initial First Offer Acceptance Period” has the meaning ascribed to such term in Section 5(a).

“IPO” means the initial bona fide underwritten public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

“Issuance Period” has the meaning ascribed to such term in Section 13(b).

“Issuance Stock” has the meaning ascribed to such term in Section 13(a).

“Joint Proxy Holders” has the meaning ascribed to such term in Section 7(f).

“Leeds” has the meaning ascribed to such term in the Preamble.

“Leeds Director” has the meaning ascribed to such term in Section 3.1(b).

“Leeds Letter Agreement” has the meaning ascribed to such term in Section 3.1(e).

“Leeds Option” means the option of Leeds to purchase from the GSCP Parties and the Providence Parties up to $100.0 million of Stock ($50.0 million of Stock from each of (i) the GSCP Parties and (ii) the Providence Parties) following the Merger, which option was granted pursuant to the Leeds Option Agreement.

“Leeds Option Agreement” has the meaning ascribed to such term in the Recitals.

“Litigation” has the meaning ascribed to such term in Section 27.

“Management Agreement” means the Management Agreement, dated as of June 1, 2006, among the Company, Goldman, Sachs & Co. and Providence, as amended from time to time.

“Management Holder” means each of John R. McKernan, Jr., Edward H. West and Leo F. Mullin.

“Maximum Tag-Along Sale Number” has the meaning ascribed to such term in Section 6(a).

“Merger” has the meaning ascribed to such term in the Recitals.

“Merger Agreement” has the meaning ascribed to such term in the Recitals.

“Merger Co” has the meaning ascribed to such term in the Recitals.

“Merger Co Common Stock” has the meaning ascribed to such term in the Recitals.

“Original Shareholders’ Agreement” has the meaning ascribed to such term in the Recitals.

“Original Subscription Agreement” has the meaning ascribed to such term in the Recitals.

“Other Investor” means any Shareholder other than a GSCP Party, a GSCP Governance Rights Assignee, a Providence Party, a Providence Governance Rights Assignee, Leeds, a Management Holder and an Employee Holder.

“Other Shareholders” means, with respect to any Selling Shareholder(s) for purposes of Section 5, 6, 7 or 9, as applicable, all Shareholders other than such Selling Shareholder(s).

“Oversubscribed Shareholder” has the meaning ascribed to such term in Section 5(b).

“Permitted Sale” means any Sale of Stock (i) in the case of a Shareholder (other than an Employee Holder), between such Shareholder and any of its Affiliates, provided that, as a condition of such Sale, the transferee agrees (a) not to Sell such Stock other than to Affiliates of such Shareholder, as otherwise permitted or contemplated hereunder or in a Public Sale, (b) to Sell such Stock to such Shareholder or an Affiliate of such Shareholder as designated by such Shareholder at such time as the transferee ceases to be an Affiliate of such Shareholder, and (c) to be bound by this Agreement to the same extent as such Shareholder and shall thereafter have the rights of the transferor that are assigned to the transferee (except the rights under Sections 3, 9 and 11, unless such rights are specifically assigned to such transferee and after giving effect to such Sale, such transferee will be a GSCP Governance Rights Assignee or Providence Governance Rights Assignee, as applicable), (ii) by a Shareholder pursuant to a Bring-Along Sale in accordance with the terms and conditions of Section 7 or pursuant to an Exit Sale in accordance with the terms and conditions of Section 9, (iii) by any Shareholder to the Company in accordance with the terms and conditions of Section 8, (iv) by any Shareholder that is a trust established under an employee benefit plan or the trustee of any such trust to a successor trust or successor trustee or (v) by any GSCP Party or any Providence Party to any other Person on or prior to November 27, 2006, so long as such Person and the amount of Stock proposed to be Sold pursuant to this clause (v) is reasonably acceptable to the GSCP Parties and the Providence Parties (it being understood that for purposes hereof, each of the GS PEP Funds, Goldman Sachs EDMC Investors, L.P., Fisher Lynch Co-Investment Partnership, L.P., Ontario Teachers’ Pension Plan Board, General Electric Pension Trust, CGI Private Equity LP, LLC, Credit Suisse/CFIG EMDC SPV, LLC, AlpInvest Partners CS Investments 2006 C.V., AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V. (as custodian for AlpInvest Partners Later Stage Co-Investments IIA C.V.), and any officer or employee of the Company or any of its Subsidiaries shall be deemed to be “reasonably acceptable” to the GSCP Parties and the Providence Parties).

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

“Preemptive Acceptance Period” has the meaning ascribed to such term in Section 13(a).

“Preemptive Offer” has the meaning ascribed to such term in Section 13(a).

“Preemptive Offer Notice” has the meaning ascribed to such term in Section 13(a).

“Preemptive Percentage” means, as to each Shareholder, the quotient obtained (expressed as a percentage) by dividing (i) the number of shares of Stock owned by the Shareholder on the date of the Preemptive Offer (as defined in Section 13(a) below) (assuming for this purpose that all Common Stock Equivalents then owned by such Person are fully exercised, converted or exchanged for shares of Common Stock, but excluding any Unvested Stock owned by such Person) by (ii) the total number of shares of Stock issued and outstanding on the date of the Preemptive Offer (assuming for this purpose that all Common Stock Equivalents then outstanding are fully exercised, converted or exchanged for shares of Common Stock, and including any Unvested Stock). For purposes of calculating the Preemptive Percentage of any Shareholder, no Person shall be treated as owning the shares of Common Stock held by Affiliates of such Person but rather such Affiliates shall be treated as owning such shares of Common Stock.

“Preemptive Shareholders” has the meaning ascribed to such term in Section 13(a).

“Proportionate Percentage” means, as to each First Offer Offeree, the quotient obtained (expressed as a percentage) by dividing (i) the number of shares of Common Stock owned by such First Offer Offeree on the first day of the Additional First Offer Acceptance Period (as defined in Section 5(b) below) by (ii) the aggregate number of shares of Common Stock owned on the first day of the Additional First Offer Acceptance Period by all First Offer Offerees who exercise their option to purchase Refused Stock (as defined in Section 5(b) below). For purposes of calculating the Proportionate Percentage of any First Offer Offeree, no Person shall be treated as owning the shares of Common Stock held by Affiliates of such Person but rather such Affiliates shall be treated as owning such shares of Common Stock.

“Providence” has the meaning ascribed to such term in the Preamble.

“Providence-A” has the meaning ascribed to such term in the Preamble.

“Providence-IV” has the meaning ascribed to such term in the Preamble.

“Providence Operating-IV” has the meaning ascribed to such term in the Preamble.

“Providence Directors” has the meaning ascribed to such term in Section 3.1(b).

“Providence Governance Rights Assignee” means any Person (i) to which the Providence Parties, a Providence Governance Rights Assignee and/or the other Shareholders Sell shares of Common Stock such that, after giving effect to such Sale, such Person and its Affiliates will hold a number of shares of Common Stock equal to at least 25% of the number of shares of Common Stock held by the Providence Parties immediately following the Merger and (ii) to which the Providence Parties or a Providence Governance Rights Assignee, as applicable, expressly assigns its rights under Sections 3, 7, 9, 11 and 21 of this Agreement.

“Providence Letter Agreement” has the meaning ascribed to such term in Section 3.1(e).

“Providence Parties” has the meaning ascribed to such term in the Preamble.

“Public Float” means all shares of Stock (other than shares of Unvested Stock) held by Persons not Shareholders under this Agreement.

“Public Sale” means a Sale of Stock pursuant to a bona fide underwritten public offering pursuant to an effective registration statement filed under the Securities Act or pursuant to Rule 144 under the Securities Act (other than in a privately negotiated Sale).

“Qualified IPO” means (i) any bona fide underwritten public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act which results in at least 20% of the then issued and outstanding shares of Stock other than shares of Unvested Stock (such 20% number calculated as if all outstanding shares of Stock constituting Common Stock Equivalents have been exercised, converted or exchanged for or into shares of Common Stock) being in the Public Float or (ii) any bona fide underwritten public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act deemed by the Board to be a “Qualified IPO.”

“Refused Stock” has the meaning ascribed to such term in Section 5(b).

“Registration Rights Agreement” means the registration rights agreement, dated as of June 1, 2006, among the Company and each of the parties thereto, as amended from time to time.

“Remaining Stock” has the meaning ascribed to such term in Section 5(b).

“Retirement” means the termination of an Employee Holder’s employment with the Company and its Subsidiaries due to retirement (i) at or after attaining age 65 or (ii) at or after attaining age 55 with at least five years of service with the Company and its Subsidiaries.

“Sale Period” has the meaning ascribed to such term in Section 5(c).

“SEC” means the Securities and Exchange Commission or such other federal agency which at such time administers the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.

“Sell” means (i) for purposes of this Agreement other than Sections 13 and 14, to sell, or in any other way directly or indirectly, whether by merger, sale, consolidation or otherwise, transfer, assign, distribute, pledge, encumber or otherwise dispose of, either voluntarily or involuntarily, and (ii) for purposes of Sections 13 and 14 of this Agreement only, to issue or in any other way directly or indirectly sell or exchange, or agree to issue, sell or exchange; and the terms “Sale” and “Sold” shall have meanings correlative to the foregoing.

“Selling Shareholder(s)” has the meaning ascribed to such term in Sections 6(a), 7(a) and 9(a).

“Shareholders” means the parties to this Agreement (other than the Company) and any other subsequent holder of Stock who agrees to be bound by the terms of this Agreement.

“Stock” (including references to “shares of Stock”) means (i) any shares of Common Stock and (ii) any Common Stock Equivalents of the Company, in each case, whether owned on the date hereof or acquired hereafter.

“Subject Affiliates” has the meaning ascribed to such term in Section 17(b).

“Subject Shareholder” has the meaning ascribed to such term in Section 17(b).

“Subject Stock” has the meaning ascribed to such term in Section 5(a).

“Subscription Agreements” has the meaning ascribed to such term in the Recitals to this Agreement, as amended from time to time.

“Subsidiary” means, with respect to any Person, (i) any corporation, limited liability company, partnership or other entity of which shares of capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other similar managing body of such corporation, limited liability company, partnership or other entity are at the time owned or controlled by such Person, or (ii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries by such Person.

“Tag-Along Notice” has the meaning ascribed to such term in Section 6(a).

“Tag-Along Offer” has the meaning ascribed to such term in Section 6(a).

“Tag-Along Offeree” has the meaning ascribed to such term in Section 6(a).

“Tag-Along Offeror” has the meaning ascribed to such term in Section 6(a).

“Tag-Along Per Share Price” has the meaning ascribed to such term in Section 6(b).

“Tag-Along Period” has the meaning ascribed to such term in Section 6(a).

“Tag-Along Purchase Price” has the meaning ascribed to such term in Section 6(b).

“Tag-Along Sale Number” has the meaning ascribed to such term in Section 6(a).

“Termination Date” has the meaning ascribed to such term in Section 8(a).

“Total Tag-Along Shares” has the meaning ascribed to such term in Section 6(a).

“Unvested Stock” means Stock which is not vested and with respect to Common Stock Equivalents, includes those that are either not vested or are not exercisable or both.

“Voting Shares” means any securities of the Company, the holders of which are generally entitled to vote for members of the Board (including, without limitation, all outstanding shares of Common Stock).

Section 2. Methodology for Calculations. For all purposes of this Agreement, the proposed Sale or the Sale of a Common Stock Equivalent shall be treated as the proposed Sale or the Sale of the shares of Common Stock into which such Common Stock Equivalent can be converted, exchanged or exercised. Except as otherwise expressly provided in this Agreement, for purposes of calculating (a) the amount of outstanding shares of Common Stock as of any date and (b) the amount of shares of Common Stock owned by a Person hereunder (and the percentage of the outstanding shares of Common Stock owned by a Person), no Common Stock Equivalents of the Company shall be treated as having been converted, exchanged or exercised. In the event of any stock split, stock dividend, reverse stock split, any combination of the shares of Common Stock or any similar event, with respect to all references in this Agreement to a Shareholder or Shareholders holding a number of shares of Common Stock, the applicable number shall be appropriately adjusted to give effect to such stock split, stock dividend, reverse stock split, any combination of the shares of Common Stock or similar event).

Section 3. Corporate Governance.

3.1. Board of Directors.

(a) The Board shall be comprised of five directors (or, if Leeds becomes entitled to designate a director of the Company pursuant to the terms of, and subject to the conditions set forth in, the Leeds Option Agreement, six directors) or such greater number of directors as may from time to time be determined by the Board and approved in accordance with Section 11.

(b) Prior to a Qualified IPO, (i) for so long as the GSCP Parties and their Affiliates or a GSCP Governance Rights Assignee and its Affiliates, as applicable, hold a number of shares of Common Stock that is no less than 50% of the number of shares of Common Stock held by the GSCP Parties immediately following the Merger, the GSCP Parties or such GSCP Governance Rights Assignee, as applicable, shall have the right to designate two members of the Board and at such time at which the GSCP Parties and their Affiliates or any GSCP Governance Rights Assignee and its Affiliates, as applicable, hold a number of shares of Common Stock that is less than 50% and more than 25% of the number of shares of Common Stock held by the GSCP Parties immediately following the Merger, the GSCP Parties or such GSCP Governance Rights Assignee, as applicable, shall have the right to designate one member of the Board (the persons from time to time designated by the GSCP Parties or a GSCP Governance Rights Assignee, if applicable, in accordance with the foregoing being referred to herein as the “GSCP Directors”), (ii) for so long as the Providence Parties and their Affiliates or a Providence Governance Rights Assignee and its Affiliates, as applicable, hold a number of shares of Common Stock that is no less than 50% of the number of shares of Common Stock held by the Providence Parties immediately following the Merger, the Providence Parties or such Providence Governance Rights Assignee, as applicable, shall have the right to designate two members of the Board and at such time at which the Providence Parties and their Affiliates or any Providence Governance Rights Assignee and its Affiliates, as applicable, hold a number of shares of Common Stock that is less than 50% and more than 25% of the number of shares of Common Stock held by the Providence Parties immediately following the Merger, the Providence Parties or such Providence Governance Rights Assignee, as applicable, shall have the right to designate one member of the Board (the persons from time to time designated by the Providence Parties or a Providence Governance Rights Assignee, if applicable, in accordance with the foregoing being referred to herein as the “Providence Directors”), (iii) (A) for so long as John R. McKernan, Jr. is entitled to be a director of the Company under the terms of his employment agreement with the Company, Mr. McKernan shall be designated a member of the Board and (B) at such time as Mr. McKernan shall no longer serve as Chief Executive Officer of the Company, any subsequent Chief Executive Officer of the Company shall, at the discretion of the remaining members of the Board, be designated to serve as a member of the Board, and (iv) if Leeds becomes entitled to designate a director of the Company pursuant to the terms of, and subject to the conditions set forth in, the Leeds Option Agreement, for so long as Leeds holds a number of shares of Common Stock that is no less than 50% of the number of shares of Common Stock held by Leeds immediately following the closing of the exercise of the Leeds Option, Leeds shall have the right to designate one member of the Board (the person from time to time designated by Leeds in accordance with the foregoing being referred to herein as the “Leeds Director”). For so long as the GSCP Parties are entitled to designate two GSCP Directors, one of such directors shall be designated by GSCP and one of such directors shall be designated by GSCP Institutional. For so long as the GSCP Parties are entitled to designate one GSCP Director, such director shall be designated by GSCP Institutional.

(c) Prior to a Qualified IPO, at any regular or special meeting of shareholders of the Company called for the purpose of electing members to serve on the Board, or, to the extent permitted by the articles of incorporation of the Company, in any written consent electing members to serve on the Board executed in lieu of such a meeting, each of the Shareholders agrees to vote all Voting Shares held by him, and to take all other necessary action, to cause the persons designated in accordance with Section 3.1(b) to be directors of the Company, but subject to Sections 3.3(b), 3.3(c) and 3.3(d).

(d) Except as required by applicable law and subject to Section 11, the business and affairs of the Company shall be managed by or under the direction of the Board. At all meetings of the Board, a quorum shall consist of not less than a majority of the members of the Board, provided that such majority shall include at least one GSCP Director and one Providence Director. All actions of the Board shall require the affirmative vote of at least a majority of the members of the Board present at a meeting at which a quorum is present, provided that such majority shall include the affirmative vote of at least one GSCP Director and one Providence Director, unless otherwise specified herein or as required by applicable law. Subject to applicable law, any action that may be taken at a meeting of the Board may also be taken by written consent of all of the members of the Board in lieu of a meeting.

(e) If, at any time, GSCP Institutional owns any Stock, GSCP Institutional shall have such other rights as are set forth in a letter agreement entered into on June 1, 2006 between the Company and GSCP Institutional (as amended from time to time, the “GSCP Institutional Letter Agreement”). If, at any time, Providence owns any Stock, Providence shall have such other rights as are set forth in a letter agreement entered into on June 1, 2006 between the Company and Providence (as amended from time to time, the “Providence Letter Agreement”). If, at any time, Leeds owns any Stock, Leeds shall have such other rights as are set forth in a letter agreement entered into on July 10, 2006 between the Company and Leeds (as amended from time to time, the “Leeds Letter Agreement”).

3.2. Committees; Subsidiaries.

(a) The Board shall appoint and maintain an executive committee, an audit committee, a compensation committee and such other committees as may be approved by the Board.

(b) At the request of any Designating Party, the Company shall take all actions necessary to cause an equal number of GSCP Directors and Providence Directors to be appointed to any committee of the Board or to any committee of the board of directors or other similar managing body of any Subsidiary of the Company, in each case on which such Designating Party requests that such appointment be made.

(c) If requested by any Designating Party, the Company shall cause each member of the Board to be appointed to the board of directors or other similar managing body of any Subsidiary of the Company on which such Designating Party requests that such appointment be made.

3.3. Vacancies; Resignation; Removal.

(a) Subject to Sections 3.3(b), 3.3(c) and 3.3(d), each director shall hold his office until his death or until his successor shall have been duly elected and qualified. If any GSCP Director, Providence Director or Leeds Director shall cease for any reason to serve as a director of the Company for any reason, the vacancy resulting thereby shall be filled by another Person selected by his Designating Party (or, in the case of the Leeds Director, Leeds) if his Designating Party (or, in the case of the Leeds Director, Leeds) is then entitled to designate a GSCP Director, Providence Director or Leeds Director, as the case may be, to replace such director. If any GSCP Director or Providence Director serving on any committee of the Board or on any board of directors or other similar managing body (and any committee thereof) of any Subsidiary of the Company shall cease for any reason to serve as a member of any such committee, board of directors, or other similar managing body, as the case may be, he shall be succeeded by another GSCP Director or Providence Director selected by his Designating Party, if his Designating Party is then entitled to designate a GSCP Director or Providence Director to replace such director.

(b) In the event that any of the GSCP Parties (or a GSCP Governance Rights Assignee), the Providence Parties (or a Providence Governance Rights Assignee) or Leeds loses its right to designate a director or directors pursuant to Section 3.1(b) as a result of ceasing to hold the requisite percentage ownership of shares of Common Stock or, in the case the GSCP Parties (or a GSCP Governance Rights Assignee) or the Providence Parties (or a Providence Governance Rights Assignee), by reason of an assignment of its rights under Section 3 to a GSCP Governance Rights Assignee or a Providence Governance Rights Assignee, the Designating Party that loses such right agrees that (if requested by a majority of the remaining members of the Board), such Designating Party shall cause one or more of such party’s designees to resign from the Board and from any board of directors or other similar managing body (and any committee thereof) of any Subsidiary of the Company (it being understood and agreed that if such event only results in the loss of either the GSCP Parties’ (or a GSCP Governance Rights Assignee’s) or the Providence Parties’ (or a Providence Governance Rights Assignee’s) right to designate one director and such party retains the right to designate another director pursuant to Section 3.1(b), then such party shall have the right to select which of its designees shall resign pursuant to this Section 3.3(b) and which of its designees will continue to serve on the Board).

(c) Subject to Section 3.3(b), the removal from the Board of any GSCP Director, Providence Director or Leeds Director shall be only at the written request of his Designating Party (or, in the case of the Leeds Director, Leeds). Upon receipt of any such written request, the Board and the Shareholders shall promptly take all such action necessary or desirable to cause the removal of such director from office.

(d) For so long as Leeds (i) is not entitled to designate a Leeds Director pursuant to the terms of the Leeds Option Agreement and (ii) holds a number of shares of Common Stock that is no less than 50% of the number of shares of Common Stock held by Leeds immediately following the closing of the exercise of the Leeds Option, Leeds shall be entitled to have one observer (a “Leeds Observer”) selected by Leeds to be present at all meetings of the Board and such observer shall be notified of any meeting of the Board, including such meeting’s time and place, in the same manner as directors of the Company. Notwithstanding the foregoing, (i) each Leeds Observer shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information provided to him pursuant hereto and (ii) the Company shall have the right to withhold any information and to exclude such observer from any meeting or portion thereof at the request of the Board if doing so is, in the Board’s reasonable discretion, advisable or necessary to protect the attorney-client privilege between the Company and its counsel, to prevent disclosure of trade secrets or other proprietary information to such Leeds Observer, or if such Leeds Observer is a Competing Business.

3.4. Representative. In the event that, after receiving proper notice of a meeting of the Board (or any committee thereof) or a meeting of any board of directors or similar managing body (or any committee thereof) of any of the Company’s Subsidiaries in accordance with such entity’s bylaws, any GSCP Director, Providence Director or Leeds Director determines that he is unable to attend such meeting for any reason, then the Designating Party of such GSCP Director or Providence Director (or, in the case of the Leeds Director, Leeds) shall have the right to designate a representative to attend and observe such meeting on behalf of such GSCP Director, Providence Director or Leeds Director, who shall be entitled to fully participate (other than the right to vote) in such meeting as if he were a member of the Board (or any committee thereof) or a member of the board of directors or similar managing body (or any committee thereof) of the relevant Subsidiary of the Company, as the case may be. Notwithstanding the foregoing, (i) each Designating Party designating a representative shall cause such representative appointed hereunder to hold in confidence and trust and to act in a fiduciary manner with respect to all information provided to him pursuant hereto and (ii) the Company shall have the right to withhold any information and to exclude such representative from any meeting or portion thereof at the request of the Board if doing so is, in the Board’s reasonable discretion, advisable or necessary for any reason, including but not limited to, if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel, would result in disclosure of trade secrets to such representative, or if such representative is a Competing Business.

3.5. Expenses. The Company shall pay the reasonable out-of-pocket expenses incurred by each member of the Board in connection with performing his duties as a member of the Board, including without limitation the reasonable out-of-pocket expenses incurred by such person for attending meetings of the Board or any committee thereof or meetings of any board of directors or other similar managing body (and any committee thereof) of any Subsidiary of the Company.

3.6. Telephonic Board Meetings. The Company shall take or cause to be taken all necessary actions, including, without limitation, causing the applicable bylaws of the Company to be duly amended, to allow any member of the Board to telephonically attend (a) any meeting of the Board (and any committee thereof) and (b) any meeting of any board of directors or any similar managing body (and any committee thereof) of any Subsidiary of the Company of which he is a member.

3.7. Directors’ Indemnification.

(a) The Company shall obtain and cause to be maintained in effect, with financially sound insurers, a policy of directors’ and officers’ liability insurance covering each of the members of the Board in an amount of $5,000,000 or more and upon such terms as shall be determined by the Board.

(b) The articles of incorporation, bylaws and other organizational documents of the Company and each of its Subsidiaries shall at all times, to the fullest extent permitted by law, provide for indemnification of, advancement of expenses to, and limitation of the personal liability of, the members of the Board and the members of the boards of directors or other similar managing bodies of each of the Company’s Subsidiaries and such other persons, if any, who, pursuant to a provision of such articles of incorporation, bylaws or other organizational documents, exercise or perform any of the powers or duties otherwise conferred or imposed upon members of the Board or the boards of directors or other similar managing bodies of each of the Company’s Subsidiaries. Such provisions may not be amended, repealed or otherwise modified in any manner adverse to any member of the Board or any member of the boards of directors or other similar managing bodies of any of the Company’s Subsidiaries, until at least six years following the later of (i) the date that neither the GSCP Parties (or a GSCP Governance Rights Assignee, if applicable) nor the Providence Parties (or a Providence Governance Rights Assignee, if applicable) is entitled to designate or nominate any director and (ii) the date that Mr. McKernan ceases to be a member of the Board or a member of the board of directors or other similar managing body of any of the Company’s Subsidiaries.

(c) Each member of the Board is intended to be a third-party beneficiary of the obligations of the Company pursuant to this Section 3.7, and the obligations of the Company pursuant to this Section 3.7 shall be enforceable by each member of the Board.

3.8. Cooperation. Each Shareholder shall vote all of its Voting Shares and shall take all other necessary or desirable actions within its control (including, without limitation, attending all meetings in person or by proxy for purposes of obtaining a quorum and/or executing all written consents in lieu of meetings, as applicable), and the Company shall take all necessary and desirable actions within its control (including, without limitation, providing therefor in its organizational documents and/or calling special Board and shareholder meetings), to effectuate the provisions of this Section 3.

3.9. Irrevocable Proxies.

(a) In order to secure each Shareholder’s obligation to vote its Voting Shares in accordance with the provisions of Section 3 of this Agreement, each Shareholder, revoking all prior proxies, hereby appoints GSCP (or any GSCP Governance Rights Assignee, as applicable) as its true and lawful proxy and attorney-in-fact, with the powers the Shareholder would possess if personally present and with full power of substitution, to vote all of its Voting Shares of the Company as is necessary to enforce the rights of the GSCP Parties (or any GSCP Governance Rights Assignee, as applicable) under Section 3 of this Agreement whether action is taken with or without the formality of a meeting. GSCP (or any GSCP Governance Rights Assignee, as applicable) may exercise the irrevocable proxy granted to it hereunder at any time any Shareholder fails to comply with any provision of Section 3 of this Agreement granting the GSCP Parties (or any GSCP Governance Rights Assignee, as applicable) rights hereunder. The proxies and powers granted by each Shareholder pursuant to this Section 3.9(a) are coupled with an interest and irrevocable for the period during which such Shareholder has obligations under Section 3 of this Agreement and are given to secure the performance of the Shareholder’s obligations to the GSCP Parties (or any GSCP Governance Rights Assignee, as applicable) under Section 3 of this Agreement. Such proxies and powers will be effective until a Qualified IPO, at which time such proxies and powers shall terminate. Such proxies and powers shall survive the death, incompetency and disability of each Shareholder.

(b) In order to secure each Shareholder’s obligation to vote its Voting Shares in accordance with the provisions of Section 3 of this Agreement, each Shareholder, revoking all prior proxies, hereby appoints Providence (or any Providence Governance Rights Assignee, as applicable) as its true and lawful proxy and attorney-in-fact, with the powers the Shareholder would possess if personally present and with full power of substitution, to vote all of its Voting Shares of the Company as is necessary to enforce the rights of the Providence Parties (or any Providence Governance Rights Assignee, as applicable) under Section 3 of this Agreement whether action is taken with or without the formality of a meeting. Providence (or any Providence Governance Rights Assignee, as applicable) may exercise the irrevocable proxy granted to it hereunder at any time any Shareholder fails to comply with any provision of Section 3 of this Agreement granting the Providence Parties (or any Providence Governance Rights Assignee, as applicable) rights hereunder. The proxies and powers granted by each Shareholder pursuant to this Section 3.9(b) are coupled with an interest and irrevocable for the period during which such Shareholder has obligations under Section 3 of this Agreement and are given to secure the performance of the Shareholder’s obligations to the Providence Parties (or any Providence Governance Rights Assignee, as applicable) under Section 3 of this Agreement. Such proxies and powers will be effective until a Qualified IPO, at which time such proxies and powers shall terminate. Such proxies and powers shall survive the death, incompetency and disability of each Shareholder.

3.10. Management Rights. The Company acknowledges that the provisions of Section 3 of this Agreement, including the GSCP Institutional Letter Agreement, the Providence Letter Agreement and the Leeds Letter Agreement, are intended to provide the GSCP Parties (or a GSCP Governance Rights Assignee, if applicable), the Providence Parties (or a Providence Governance Rights Assignee, if applicable) and Leeds with “contractual management rights” within the meaning of ERISA and the regulations promulgated thereunder.

Section 4. Restrictions on Sales of Stock by Shareholders.

(a) Subject to the remaining subsections of this Section 4 and prior to a Qualified IPO, except in a Permitted Sale,

(i) a Shareholder (other than an Employee Holder) shall not Sell any Stock without (A) the approval of the Board and (B) complying with the provisions of Section 5 hereof and then, if applicable, the provisions of Section 6 hereof; and

(ii) an Employee Holder shall not Sell any Stock, except (x) to any Person pursuant to the laws of descent and distribution or (y) with the prior written consent of the Chief Executive Officer of the Company (which consent may withheld for any or no reason), to the spouse, parent, sibling, child, step-child, grandchild, niece or nephew of such Employee Holder, or the spouse thereof and to any trust, limited liability company, limited partnership, private foundation or other estate planning vehicle for such Employee Holder or for the benefit of any of the foregoing.

Notwithstanding the foregoing, other than in a Bring-Along Sale pursuant to Section 7 or an Exit Sale pursuant to Section 9, no Shareholder shall Sell any Stock to any Competing Business.

(b) Notwithstanding anything contained herein to the contrary, except in connection with a Public Sale, any transferee of Stock who is not a Shareholder (other than the Company) shall upon the consummation of, and as a condition to, such Sale execute and deliver to the Company (which the Company shall then deliver to all Shareholders) an agreement (or a counterpart to this Agreement) pursuant to which such transferee agrees to be bound by the terms of this Agreement to the same extent as the transferor of such Stock and such transferee shall thereafter be deemed to be a Shareholder for purposes of this Agreement, with the rights of the transferor that are assigned to the transferee (except the rights under Sections 3, 9 and 11, unless such rights are specifically assigned to such transferee and after giving effect to such Sale, such transferee will be a GSCP Governance Rights Assignee or Providence Governance Rights Assignee, as applicable and except that, pursuant to the Leeds Option Agreement, Leeds shall have the rights expressly provided to Leeds hereunder); provided, however, that if such transferee would, after such Sale, be a Management Holder or an Employee Holder, such transferee shall upon the consummation of, and as a condition to, such Sale execute and deliver to the Company (which the Company shall then deliver to all Shareholders) an agreement (or a counterpart to this Agreement) pursuant to which such transferee agrees to be bound by the terms of this Agreement as a Management Holder or an Employee Holder, as applicable.

(c) Any Sale or attempted Sale of Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Sale on its books or treat any purported transferee of such Stock as the owner of such Stock for any purpose.

Section 5. Rights of First Offer. Prior to a Qualified IPO, and except as set forth in Section 5(f) below, any proposed Sale of Stock by a Shareholder (other than an

Employee Holder) (such Shareholder being referred to in this Section 5 as a “Selling Shareholder”) shall be consummated only in accordance with the following procedures:

(a) The Selling Shareholder shall first deliver to the Company and the Other Shareholders (other than an Employee Holder) (a “First Offer Offeree”) a written notice (a “First Offer Notice”), which shall (i) state the Selling Shareholder’s intention to sell Stock to one or more Persons, the amount and type of Stock to be sold (the “Subject Stock”), the purchase price therefor and a summary of the other material terms of the proposed Sale and (ii) offer the Company and the First Offer Offerees the option to acquire all or a portion of such Subject Stock upon the terms and subject to the conditions of the proposed Sale as set forth in the First Offer Notice (the “First Offer”). The First Offer shall remain open and irrevocable for the periods set forth below (and, to the extent the First Offer is accepted during such periods, until the consummation of the Sale contemplated by the First Offer). The Company shall have the right and option, for a period of 20 days after delivery of the First Offer Notice (the “Initial First Offer Acceptance Period”), to accept the First Offer for all or any part of the Subject Stock at the purchase price and on the terms stated in the First Offer Notice. Such acceptance shall be made by delivering a written notice to the Selling Shareholder and each of the First Offer Offerees within the Initial First Offer Acceptance Period.

(b) If the Company shall fail to accept all of the Subject Stock offered for Sale pursuant to, or shall reject in writing, the First Offer (the Company being required to notify in writing the Selling Shareholder and each of the First Offer Offerees of its rejection or failure to accept in the event of the same), then, upon the earlier of the expiration of the Initial First Offer Acceptance Period or the giving of such written notice of rejection or failure to accept such offer by the Company, each First Offer Offeree shall have the right and option, for a period of 20 days thereafter (the “Additional First Offer Acceptance Period”), to accept the First Offer for all or any part of the Subject Stock so offered and not accepted by the Company (the “Refused Stock”) at the purchase price and on the terms stated in the First Offer Notice. Such acceptance shall be made by delivering a written notice to the Company and the Selling Shareholder within the Additional First Offer Acceptance Period specifying the maximum number of shares such First Offer Offeree will purchase (with respect to each First Offer Offeree electing to purchase Refused Stock, the “First Offer Stock”). If, upon the expiration of the Additional First Offer Acceptance Period, the aggregate amount of First Offer Stock exceeds the amount of Refused Stock, the Refused Stock shall be allocated among the First Offer Offerees as follows: (i) first, each First Offer Offeree shall be entitled to purchase no more than its Proportionate Percentage of the Refused Stock; (ii) second, if an amount of Refused Stock has not been allocated for purchase pursuant to (i) above (the “Remaining Stock”), each First Offer Offeree (an “Oversubscribed Shareholder”) which had offered to purchase an amount of Refused Stock in excess of the amount of stock allocated for purchase to him in accordance with clause (i) above, shall be entitled to purchase an amount of Remaining Stock equal to no more than its Proportionate Percentage (treating only Oversubscribed Shareholders as First Offer Offerees for these purposes) of the Remaining Stock; and (iii) third, the process set forth in (ii) above shall be repeated with respect to any amounts of Refused Stock not yet allocated for purchase until the Refused Stock is allocated for purchase in its entirety.

(c) If effective acceptance shall not be received pursuant to Sections 5(a) and/or 5(b) above with respect to all of the Subject Stock offered for Sale pursuant to the First

Offer Notice, then the Selling Shareholder may Sell all or that portion of the Stock so offered for Sale and not so accepted, to any Person or Persons at a price not less than the price, and on terms not more favorable to the purchaser thereof than the terms, stated in the First Offer Notice at any time within 60 days (plus a sufficient number of days to allow the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) or receipt of other regulatory approvals applicable to such Sale) after the expiration of the Additional First Offer Acceptance Period (the “Sale Period”). In the event that all of the Stock is not Sold by the Selling Shareholder during the Sale Period, the right of the Selling Shareholder to Sell such Stock which is not Sold shall expire and the obligations of Section 4 and this Section 5 shall be reinstated; provided, however, in the event that the Selling Shareholder determines, at any time during the Sale Period, that the Sale of all of the Stock on the terms set forth in the First Offer Notice is impractical, the Selling Shareholder may terminate the offer and the procedures provided in Section 4 and this Section 5 shall be reinstated; provided further that, during the period from a Selling Shareholder’s delivery of a First Offer Notice until 180 days following the expiration of the related Sale Period (whether or not the Selling Shareholder Sold Stock during such Sale Period) or termination of an offer set forth in a First Offer Notice, as applicable, the Selling Shareholder may not deliver another First Offer Notice for a Sale of Stock subject to this Section 5.

(d) All Sales of Subject Stock to the Company and/or the First Offer Offerees subject to any First Offer Notice shall be consummated contemporaneously at the offices of the Company on the later of (i) a mutually satisfactory business day within 15 days after the expiration of the Initial First Offer Acceptance Period, or the Additional First Offer Acceptance Period, as applicable, and (ii) the fifth business day following the expiration or termination of any waiting periods under the HSR Act or receipt of other regulatory approvals applicable to such Sales, or at such other time and/or place as the parties to such Sales may agree. The delivery of certificates or other instruments evidencing such Subject Stock duly endorsed for transfer shall be made on such date against payment of the purchase price for such Subject Stock.

(e) Notwithstanding anything contained herein to the contrary, prior to any Sale of Stock by a Selling Shareholder pursuant to this Section 5, the Selling Shareholder shall, after complying with the provisions of this Section 5, comply with the provisions of Section 6 hereof, if applicable.

(f) The requirements of this Section 5 shall not apply to (i) any Permitted Sale, (ii) any Sale of Stock by any Tag-Along Offeree to a Tag-Along Offeror pursuant to Section 6, (iii) any sale of Stock by an Employee Shareholder pursuant to Section 4(a)(ii), or (iv) any Sale of Stock to the Company. The requirements of this Section 5 are in addition to, and not in limitation of, any other restrictions on Sales of Stock contained in this Agreement.

Section 6. Tag-Along Rights.

(a) Prior to a Qualified IPO and except as set forth in Section 6(d) below, in the event that any Shareholder (other than an Employee Holder), whether alone or in concert with any other Shareholders (other than an Employee Holder) that are its Affiliates (such Shareholder(s) being referred to in this Section 6 as the “Selling Shareholder(s)”), proposes to Sell to one or more Persons, in one transaction or a series of related transactions, shares of Stock which in the aggregate represent more than 10% of the shares of Stock held by such Shareholder and its Affiliates, prior to effecting such a Sale of Stock, the Selling Shareholder(s) shall give not less than 20 days’ prior written notice (the “Tag-Along Notice”) of such intended Sale to each Other Shareholder (other than a Employee Holder) (a “Tag-Along Offeree”), which shall specifically identify the identity of the proposed transferee or transferees (together, the “Tag-Along Offeror”), the number of shares of Stock as is proposed to be sold by the Selling Shareholder(s) to the Tag-Along Offeror (the “Tag-Along Sale Number”), the maximum number of shares of Stock that the Tag-Along Offeror is willing to purchase (the “Maximum Tag-Along Sale Number”), the purchase price therefor, and a summary of the other material terms and conditions of the proposed Sale, and shall contain an offer (the “Tag-Along Offer”) by the Tag-Along Offeror to each Tag-Along Offeree that is not an Affiliate of the Selling Shareholder(s), which Tag-Along Offer shall be irrevocable for a period of 15 days after the later of delivery thereof and the expiration of the Additional First Offer Acceptance Period, to the extent applicable (the “Tag-Along Period”), to purchase from such Tag-Along Offeree at the Tag-Along Purchase Price (as defined below) and upon the other terms offered by the Tag-Along Offeror to the Selling Shareholder(s), which shall be set forth in the Tag-Along Notice, that number of shares of Stock (excluding Unvested Stock) of such Tag-Along Offeree as is equal to the product of (x) a fraction, the numerator of which is the Tag-Along Sale Number and the denominator of which is the aggregate number of shares of Stock (excluding Unvested Stock) owned as of the date of the Tag-Along Offer by the Selling Shareholder(s) and its (or their) Affiliates that are Shareholders hereunder and (y) the number of shares of Stock (excluding Unvested Stock) owned by such Tag-Along Offeree as of the date of the Tag-Along Offer; provided that the number of shares of Stock required to be purchased from such Tag-Along Offeree by the Tag-Along Offeror shall be subject to reduction in accordance with the last sentence hereof. A copy of the Tag-Along Notice shall promptly be sent to the Company. The Tag-Along Offer may be accepted in whole or in part at the option of each of the Tag-Along Offerees that is not an Affiliate of the Selling Shareholder(s). Notice of any Tag-Along Offeree’s intention to accept a Tag-Along Offer, in whole or in part, shall be evidenced by a writing signed by such Tag-Along Offeree and delivered to the Tag-Along Offeror and the Company prior to the end of the Tag-Along Period, setting forth the number of shares of Stock that such Tag-Along Offeree elects to Sell. Promptly upon receipt of such writing from any Tag-Along Offeree the Company shall provide a copy of such writing to each Tag-Along Offeree. In the event that the number of shares of Stock proposed to be sold by the Selling Shareholder(s) to the Tag-Along Offeror plus the aggregate number of shares of Stock all Tag-Along Offerees elect to Sell to a Tag-Along Offeror (the “Total Tag-Along Shares”) is greater than the Maximum Tag-Along Sale Number, each Selling Shareholder and each Tag-Along Offeree shall be entitled to Sell to the Tag-Along Offeror only that number of shares of Stock that is equal to (A) the number of shares that it sought or elected, as applicable, to be Sold to such Tag-Along Offeror by such Selling Shareholder or Tag-Along Offeree, as applicable, multiplied by (B) a fraction the numerator of which is the number of the Maximum Tag-Along Sale Number and the denominator of which is equal to the Total Tag-Along Shares.

(b) For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Tag-Along Per Share Price” means an amount equal to the quotient obtained by dividing (i) the sum of (A) the aggregate purchase price to be paid by the Tag-Along Offeror in respect of the Stock proposed to be Sold by the Selling Shareholder(s) plus (B) the aggregate amount payable upon conversion, exchange or exercise of all Common Stock Equivalents of the Company proposed to be Sold by the Selling Shareholder(s), by (ii) the number of shares of Common Stock (including shares of Common Stock obtainable upon the conversion, exchange or exercise of Common Stock Equivalents of the Company) proposed to be Sold by the Selling Shareholder(s), all of which shall be set forth in the Tag-Along Notice.

“Tag-Along Purchase Price” means (i) with respect to a share of Common Stock, the Tag-Along Per Share Price and (ii) with respect to a Common Stock Equivalent of the Company, an amount equal to (A) the Tag-Along Per Share Price less the amount per share of the exercise or purchase price (if any) of such Common Stock Equivalent, multiplied by (B) the number of shares of Common Stock issuable upon the conversion, exchange or exercise of such Common Stock Equivalent.

(c) All Sales of Stock to the Tag-Along Offeror shall be consummated contemporaneously at the offices of the Company on the later of (i) a mutually satisfactory business day as soon as practicable, but in no event more than 15 days after the expiration of the Tag-Along Period, or (ii) the fifth business day following the expiration or termination of all waiting periods under the HSR Act or receipt of other regulatory approvals applicable to such Sales, or at such other time and/or place as the parties to such Sales may agree. The delivery of certificates or other instruments evidencing such Stock duly endorsed for transfer shall be made on such date against payment of the purchase price for such Stock.

(d) The requirements of this Section 6 shall not apply to (i) any Permitted Sale, (ii) any sale of Stock by an Employee Shareholder pursuant to Section 4(a)(ii), or (iii) any Sale of Stock to the Company by employees of the Company. The requirements of this Section 6 are in addition to, and not in limitation of, any other restrictions on Sales of Stock contained in this Agreement.

Section 7. Bring-Along Rights.

(a) If, prior to a Qualified IPO, any Shareholder, whether alone or in concert with any other Shareholders, owning an amount of Stock equal to 50% or more of the then outstanding Stock (such Shareholder(s) being referred to in this Section 7 as the “Selling Shareholder(s)”) proposes to Sell to any Person or Group that is not an Affiliate of any of such Selling Shareholder(s) (collectively, a “Bring-Along Transferee”) shares of Stock equal to 50% or more of the then outstanding Stock (a “Bring-Along Sale”), then the Selling Shareholder(s) may elect (a “Bring-Along Election”) to require each (but not fewer than all) Other Shareholder that is not an Affiliate of such Selling Shareholder(s) to Sell as a part of the Bring-Along Sale to such Bring-Along Transferee, at the purchase price and upon the other terms and subject to the conditions of the Bring-Along Sale (including the kind and amount of consideration to be paid for such Stock), all of which shall be set forth in the Bring-Along Notice (as defined below), that number of shares of Stock (including for this purpose Common Stock Equivalents but which, at the election of the Selling Shareholders, may exclude Unvested Stock) as is equal to the product of (x) a fraction, the numerator of which is the number of shares of Stock as is proposed to be sold by the Selling Shareholder(s) and the denominator of which is the aggregate number of shares of Stock owned as of the date of the Bring-Along Notice by the Selling Shareholder(s)

and their Affiliates and (y) the number of shares of Stock (including for this purpose Common Stock Equivalents) owned by such Other Shareholder as of the date of the Bring-Along Notice; provided that the Selling Shareholders shall have the right to elect that the shares of Stock Sold by an Other Shareholder not include any Unvested Stock); provided further that the purchase price to be paid in such Bring-Along Sale for any Common Stock Equivalent shall equal the purchase price per share of Common Stock to be paid in such Bring-Along Sale less the amount per share of the exercise or purchase price (if any) of such Common Stock Equivalent. Notwithstanding the foregoing, no Bring-Along Election may be made (i) without the approval of the GSCP Parties (or a GSCP Governance Rights Assignee, as applicable) so long as the GSCP Parties (or a GSCP Governance Rights Assignee, as applicable) and their Affiliates hold a number of shares of Common Stock that is no less than 25% of the number of shares of Common Stock held by the GSCP Parties immediately following the Merger and (ii) without the approval of the Providence Parties (or a Providence Governance Rights Assignee, as applicable) so long as the Providence Parties (or a Providence Governance Rights Assignee, as applicable) and their Affiliates hold a number of shares of Common Stock that is no less than 25% of the number of shares of Common Stock held by the Providence Parties immediately following the Merger.

(b) The rights set forth in Section 7(a) shall be exercised by giving written notice (the “Bring-Along Notice”) to each Other Shareholder that is not an Affiliate of any of the Selling Shareholder(s) and to the Company setting forth in detail the terms of the proposed Bring-Along Sale and the proposed closing date of the Bring-Along Sale. In connection with any Bring-Along Sale, all Other Shareholders shall be obligated, if applicable, to vote (or consent in writing, as the case may be) all Voting Shares held by them in favor of any Bring-Along Sale being effected by merger or consolidation and the Other Shareholders and the Company shall in all other respects support the transaction contemplated by the Bring-Along Sale and shall be obligated to cooperate in the consummation of the transaction contemplated thereby and shall execute all documents, including a sale, purchase or merger agreement, reasonably requested by the Company or the Selling Shareholder(s) containing the terms and conditions of the Bring-Along Sale; provided, however, that no Shareholder shall be required to make any representations or warranties in any agreement relating to a Bring-Along Sale other than representations and warranties relating to such Shareholder and the ownership of its Stock that are customary in similar transactions including, without limitation, representations and warranties relating to title, authorization and execution and delivery, nor shall any Shareholder be required to provide indemnification with respect to any representations or warranties made by any other Shareholder or in an amount exceeding the amount of the proceeds received by such Shareholder in the Bring-Along Sale. In addition, no Shareholders shall exercise any rights of appraisal or dissenters rights that such Shareholder may have (whether under applicable law or otherwise) or could potentially have or acquire in connection with any Bring-Along Sale or any proposal that is necessary or desirable to consummate the Bring-Along Sale.

(c) The Bring-Along Transferee and any Bring-Along Sale transaction pursuant to this Section 7 shall be selected pursuant to a sale process determined by the Selling Shareholder(s), which may include an auction process managed by an investment banking firm selected by the Selling Shareholder(s). All fees and expenses related to any Bring-Along Sale, including but not limited to, the fees of any such investment banking firm but not including the fees of counsel for any individual Shareholder, shall be paid by the Company.

(d) Upon delivery of a Bring-Along Notice to the Company, the Board will take such actions as are necessary to accomplish the Bring-Along Sale specified therein as soon as is reasonably practicable. Notwithstanding anything contained herein to the contrary, nothing in this Section 7 shall be deemed to compel any director to act in violation of his fiduciary duties.

(e) All Sales of Stock to the Bring-Along Transferee pursuant to this Section 7 shall be consummated contemporaneously at the offices of the Company on the later of (i) a business day not less than 15 or more than 60 days after the Bring-Along Notice is delivered to the Shareholders or (ii) the fifth business day following the expiration or termination of all waiting periods under the HSR Act or receipt of other regulatory approvals applicable to such Sales, or at such other time and/or place as the Selling Shareholders may otherwise determine. The delivery of certificates or other instruments evidencing such Stock duly endorsed for transfer shall be made on such date against payment of the purchase price for such Stock.

(f) In order to secure each Management Holder’s and each Employee Holder’s obligation to comply with the provisions of Section 7 of this Agreement, each Management Holder and each Employee Holder hereby appoints GSCP (or any GSCP Governance Rights Assignee, as applicable) and Providence (or any Providence Governance Rights Assignee, as applicable), acting jointly (the “Joint Proxy Holders”), as its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of its Voting Shares of the Company and to take all such other actions and sign all documents to the extent necessary to carry out the provisions of this Section 7. The Joint Proxy Holders may exercise the irrevocable proxy granted to them hereunder at any time any Management Holder or Employee Holder, as applicable, fails to comply with any provision of Section 7 of this Agreement. The proxies and powers granted by each Management Holder and Employee Holder pursuant to this Section 7(f) are coupled with an interest and are given to secure the performance of the obligations of the Management Holder or Employee Holder, as applicable, to the GSCP Parties (or any GSCP Governance Rights Assignee, as applicable) and the Providence Parties (or any Providence Governance Rights Assignee, as applicable) under Section 7 of this Agreement. Such proxies and powers will be effective until a Qualified IPO, at which time such proxies and powers shall terminate. Such proxies and powers shall survive the death, incompetency and disability of each Management Holder and Employee Holder.

Section 8. Call Right.

(a) Except as otherwise agreed in writing by the Company, if (i) the employment of any Management Holder or Employee Holder with the Company or any of its Subsidiaries terminates for any reason (such time being referred to as the “Termination Date”) or (ii) a Shareholder subject to the covenant contained in Section 17(b) of this Agreement shall continue to be in breach of such covenant 30 days after the receipt of a written notice of such breach from any party hereto, then the Company shall have the right, but not the obligation, to purchase, for cash, in one or more transactions, all or any portion of the Common Stock held by such Management Holder or Employee Holder, as applicable, (other than the Co-Invest Shares of such Management Holder or Employee Holder) or all or any portion of the Stock held by such Shareholder, as applicable (the “Equity Call Option” and such Stock subject to the Equity Call Option, the “Call Equity Securities”) at the Equity Call Purchase Price.

(b) If the Company desires to exercise the Equity Call Option, it shall deliver written notice thereof (a “Call Notice”), (i) if to the Management Holder or Employee Holder, as applicable, pursuant to Section 8(a)(i), no later than the first anniversary of the Termination Date or, in the case of shares of Common Stock acquired upon the exercise of a Common Stock Equivalent (including stock options granted pursuant to the Company’s 2006 Stock Option Plan or any other equity compensation arrangement), if later, the 190th day after such Common Stock is acquired or (ii) if to the Shareholder pursuant to Section 8(a)(ii), at any time after the 30-day period referred to in Section 8(a) (whether or not the applicable breach is then continuing) (the “Call Period”), which notice shall set forth the number of, and identify which of, the Call Equity Securities of the Shareholder the Company desires to repurchase, the Equity Call Purchase Price for each such Call Equity Security, and the proposed closing date of the transaction.

(c) For purposes of this Agreement, the following terms shall have the meanings set forth below:

“Cause” means, with respect to the termination of employment of any Management Holder or Employee Holder by the Company or any of its Subsidiaries (each, an “Employer”): (i) if such Management Holder or Employee Holder is at the time of termination a party to an employment or retention agreement with an Employer thereof which defines such term, the meaning given therein, and (ii) in all other cases, that in the Board’s determination such termination is based on such Management Holder’s or Employee Holder’s: (A) continuing failure, for more than 10 days after the Employer’s notice to such Management Holder or Employee Holder thereof, by such Management Holder or Employee Holder to perform such duties as are reasonably requested by the Employer as documented in writing to such Management Holder or Employee Holder; (B) failure to observe material policies generally applicable to officers or employees of an Employer unless such failure is capable of being cured and is cured within 10 days of such Management Holder or Employee Holder receiving notice of such failure; (C) commission of any act of fraud, theft or financial dishonesty with respect to an Employer or any criminal act involving moral turpitude or any felony; (D) violation of the provisions of any employment, consulting, non-competition or confidentiality agreement with an Employer or any of its Affiliates unless such violation is capable of being cured and is cured within 10 days of such Management Holder or Employee Holder receiving notice of such violation; (E) chronic absenteeism; or (F) abuse of alcohol or another controlled substance.

“Equity Call Purchase Price” means (i) in the event (A) such termination of employment of a Management Holder or Employee Holder is by the Company with Cause, (B) such termination of employment of a Management Holder or Employee Holder is by the Management Holder or Employee Holder (other than in the case of an Employee Holder by reason of Retirement) or (C) a Shareholder subject to the covenant contained in Section 17(b) of this Agreement shall be in breach of such covenant, the lesser of (1) the Fair Market Value of the Call Equity Securities, determined as of the date of repurchase by the Company and (2) the price paid for the Call Equity Securities by such Shareholder or (ii) in the event such termination of employment of a Management Holder or Employee Holder is (X) by the Company without Cause, (Y) by reason of death or disability or (Z) by an Employee Holder by reason of Retirement, the Fair Market Value of the Call Equity Securities, determined as of the date of repurchase by the Company.

(d) All Sales of Call Equity Securities to the Company pursuant to this Section 8 shall be consummated contemporaneously at the offices of the Company at such time specified in the Call Notice, or at such other time and/or place as the Company may otherwise agree. The delivery of certificates or other instruments evidencing such Call Equity Securities duly endorsed for transfer shall be made on such date against payment of the purchase price for such Call Equity Securities.

(e) Notwithstanding anything contained herein to the contrary, the right of the Company provided in Section 8(a)(ii) is in addition to, and not in limitation of, any other right or remedy the Company may have against such Shareholder as provided by law, at equity or under this Agreement.

Section 9. Sale of the Company.

(a) At any time following the fourth anniversary of the consummation of the Merger, if a Qualified IPO has not been consummated prior thereto, each of the GSCP Parties (or a GSCP Governance Rights Assignee) or the Providence Parties (or a Providence Governance Rights Assignee) (such Shareholder(s) being referred to in this Section 9 as the “Selling Shareholder(s)”) may elect to require that all outstanding shares of Stock (including for this purpose Common Stock Equivalents but which, at the election of the Selling Shareholders, may exclude Unvested Stock) be Sold to any Person or Group selected in accordance with Section 9(d) (such Person or Group, a “Company Buyer”) (so long as no Company Buyer, including any member of a Company Buyer that is a Group, is an Affiliate of such Selling Shareholder) by means of a Sale of Stock, merger, consolidation or other transaction determined in accordance with Section 9(d) (any such transactions, an “Exit Sale”). In connection with any Exit Sale, all Other Shareholders shall be obligated to Sell to the Company Buyer all, but not less than all, of their Stock (including for this purpose Common Stock Equivalents; provided that, the Selling Shareholders shall have the right to elect that the shares of Stock Sold by an Other Shareholder not include any Unvested Stock), at the same consideration per share to be paid to, and upon the same terms and conditions as, the Selling Shareholder(s) (provided, that the purchase price to be paid in such Exit Sale for any Common Stock Equivalent shall equal the purchase price per share of Common Stock to be paid in such Exit Sale less the amount per share of the exercise or purchase price (if any) of such Common Stock Equivalent) and, if applicable, to vote (or consent in writing, as the case may be) all Voting Shares held by them in favor of any Exit Sale being effected by merger or consolidation and the Other Shareholders and the Company shall in all other respects support the transaction contemplated by the Exit Sale and shall be obligated to cooperate in the consummation of the transaction contemplated thereby and shall execute all documents, including a sale, purchase or merger agreement, reasonably requested by the Company or the Selling Shareholder(s) containing the terms and conditions of the Exit Sale; provided, however, that no Shareholder shall be required to make any representations or warranties in any agreement relating to an Exit Sale other than representations and warranties relating to such Shareholder and the ownership of its Stock that are customary in similar transactions including, without limitation, representations and warranties relating to title, authorization and execution and delivery, nor shall any Shareholder be required to provide indemnification with respect to any representations or warranties made by any other Shareholder or in an amount exceeding the amount of the proceeds received by such Shareholder in the Exit Sale. In addition, no Shareholders shall exercise any rights of appraisal or dissenters rights that such Shareholder may have (whether under applicable law or otherwise) or could potentially have or acquire in connection with any Exit Sale or any proposal that is necessary or desirable to consummate the Exit Sale. Notwithstanding the foregoing, neither the GSCP Parties nor a GSCP Governance Rights Assignee shall have the right to require an Exit Sale under this Section 9 at any time at which such party and its Affiliates do not hold, in the aggregate, a number of shares of Common Stock equal to or greater than 50% of the number of shares of Common Stock held by the GSCP Parties immediately following the Merger, and neither the Providence Parties nor a Providence Governance Rights Assignee shall have the right to require an Exit Sale under this Section 9 at any time at which such party and its Affiliates do not hold, in the aggregate, a number of shares of Common Stock equal to or greater than 50% of the number of shares of Common Stock held by the Providence Parties immediately following the Merger.

(b) The rights set forth in Section 9(a) shall be exercised by giving written notice (the “Exit Notice”) to each Other Shareholder setting forth in detail the terms of the proposed Exit Sale and the proposed closing date of the Exit Sale.

(c) All Sales of Stock to the Company Buyer pursuant to this Section 9 shall be consummated contemporaneously at the offices of the Company on the later of (i) a business day not less than 15 or more than 60 days after the Exit Notice is delivered to the Shareholders or (ii) the fifth business day following the expiration or termination of all waiting periods under the HSR Act or receipt of other regulatory approvals applicable to such Sales, or at such other time and/or place as the Selling Shareholders may otherwise determine. The delivery of certificates or other instruments evidencing such Stock duly endorsed for transfer shall be made on such date against payment of the purchase price for such Stock.

(d) The Company Buyer and any Exit Sale transaction pursuant to this Section 9 shall be selected pursuant to a sale process determined by the Selling Shareholder(s), which may include an auction process managed by an investment banking firm selected by the Selling Shareholder(s). All fees and expenses related to any Exit Sale, including but not limited to, the fees of any such investment banking firm but not including the fees of counsel for any individual Shareholder, shall be paid by the Company.

(e) Upon delivery of an Exit Notice to the Company, the Board will take such actions as is necessary to accomplish the Exit Sale specified therein as soon as is reasonably practicable. Notwithstanding anything contained herein to the contrary, nothing in this Section 9 shall be deemed to compel any director to act in violation of his fiduciary duties.

(f) In order to secure each Management Holder’s and each Employee Holder’s obligation to comply with the provisions of Section 9 of this Agreement, each Management Holder and each Employee Holder hereby appoints the Joint Proxy Holders, acting jointly, as its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of its Voting Shares of the Company and to take all such other actions and sign all documents to the extent necessary to carry out the provisions of this Section 9. The Joint Proxy Holders may exercise the irrevocable proxy granted to them hereunder at any time any Management Holder or Employee Holder, as applicable, fails to comply with any provision of Section 9 of this Agreement. The proxies and powers granted by each Management Holder and Employee Holder pursuant to this Section 9(f) are coupled with an interest and are given to secure the performance of the obligations of the Management Holder or Employee Holder, as applicable, to the GSCP Parties (or any GSCP Governance Rights Assignee, as applicable) and the Providence Parties (or any Providence Governance Rights Assignee, as applicable) under Section 9 of this Agreement. Such proxies and powers will be effective until a Qualified IPO, at which time such proxies and powers shall terminate. Such proxies and powers shall survive the death, incompetency and disability of each Management Holder and Employee Holder.

Section 10. Limitations on Sales or Distributions of Other Securities. Each Employee Holder agrees, to the extent requested in writing by a managing underwriter, if any, of any underwritten public offering of Stock, not to Sell, including any Sale pursuant to Rule 144 under the Securities Act, any Stock (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 180 days or such shorter period as the Company or any executive officer or director of the Company shall agree to.

Section 11. Approval of Certain Matters. Prior to a Qualified IPO, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, take any of the following actions without the prior approval of the Board and the prior written approval of (a) the GSCP Parties (or any GSCP Governance Rights Assignee) for so long as the GSCP Parties and their Affiliates or a GSCP Governance Rights Assignee and its Affiliates, as applicable, hold a number of shares of Common Stock that is no less than 25% of the number of shares of Common Stock held by the GSCP Parties immediately following the Merger and (b) the Providence Parties (or any Providence Governance Rights Assignee) for so long as the Providence Parties and their Affiliates or a Providence Governance Rights Assignee and its Affiliates, as applicable, hold a number of shares of Common Stock that is no less than 25% of the number of shares of Common Stock held by the Providence Parties immediately following the Merger:

(i) except in accordance with Section 7 or 9, consolidate or merge with or into any Person, Sell all or a substantial portion of its assets to another Person, or enter into any similar business combination transaction or effect any transaction or series of related transactions in which more than 50% of its Voting Shares are Sold to another Person, except any such transaction or series of transactions, as the case may be, involving only wholly-owned Subsidiaries of the Company;

(ii) voluntarily liquidate, dissolve or wind-up;

(iii) commence any bankruptcy, insolvency or similar proceeding;

(iv) purchase, acquire or obtain any capital stock or other proprietary interest, directly or indirectly, in any other Person in any transaction or series of related transactions unless (x) such Person is, prior to such transaction, a wholly-owned Subsidiary of the Company or (y) the aggregate consideration (including assumed liabilities) paid by the Company in the transaction or series of related transactions does not exceed $5 million;

(v) purchase, acquire or obtain all or a substantial portion of the business or assets of another Person unless (x) such Person is, prior to such transaction, a wholly-owned Subsidiary of the Company or (y) the aggregate consideration (including assumed liabilities) paid by the Company in the transaction or series of related transactions does not exceed $5 million;

(vi) enter into or commit to enter into any joint ventures or partnerships or establish or acquire any non-wholly-owned Subsidiaries;

(vii) enter into the ownership, active management, development, construction or operation of any line of business not currently conducted by the Company or one of it Subsidiaries;

(viii) other than dispositions of obsolete equipment, sell, lease, transfer or otherwise dispose of any asset or group of assets to any Person or Persons in any transaction or series of related transactions unless (x) each such Person is, prior to such transaction, a wholly-owned Subsidiary of the Company or (y) the book value or fair market value of such assets or group of assets does not exceed $10 million, in the aggregate;

(ix) create, incur or assume any indebtedness for borrowed money (which shall include for purposes hereof capitalized lease obligations and purchase money indebtedness) in an aggregate amount (as to the Company and all of its Subsidiaries) in excess of (A) $10 million in any year or (B) $20 million in the aggregate;

(x) guarantee the obligations of any Person, other than the obligations of the Company or any of its wholly-owned Subsidiaries;

(xi) mortgage, encumber, create or incur liens on, any of its assets other than mortgages, encumbrances or liens securing indebtedness permitted pursuant to Section 11(ix);

(xii) create, designate, authorize, issue, sell or grant, or enter into any agreement providing for the issuance (contingent or otherwise) of, any of its capital stock or other Equity Securities (including, without limitation, any notes or debt securities containing equity features and any of its Equity Securities) except upon the conversion, exchange or exercise of any Plan Option or upon the conversion, exchange or exercise of any equity securities the creation, designation, authorization, issuance, sale or grant of which is approved pursuant to this Section 11(xii);

(xiii) except for dividends paid by any Subsidiary to another Subsidiary of the Company, pay, declare or set aside any sums for the payment of any dividends, or make any distributions, on any of its equity securities or pay, declare or set aside any sums for the payment of any dividends or make any payment on any of its debt securities, except for regularly scheduled payments of principal and interest under the terms of any indebtedness existing as of the date hereof or incurred in accordance with this Section 11;

(xiv) redeem, purchase or otherwise acquire any of its capital stock or other equity securities (including, without limitation, any of its Equity Securities) or redeem, purchase, acquire or make any payments with respect to any stock appreciation rights, phantom stock plans or similar rights or plans relating to the Company or its Subsidiaries, in each case except the acquisition of outstanding Common Stock Equivalents in connection with the conversion, exchange, exercise or forfeiture thereof in accordance with their respective terms;

(xv) redeem, purchase, refinance or otherwise acquire any indebtedness of the Company or any of its Subsidiaries (except to the extent that such indebtedness is due in accordance with its terms);

(xvi) enter into, amend or terminate any agreement involving payments in an aggregate amount (as to the Company and all of its Subsidiaries) in excess of (A) $1 million in any year or (B) $5 million in the aggregate;

(xvii) enter into, or amend the terms of any agreement with respect to any indebtedness for borrowed money;

(xviii) enter into, amend or terminate any lease or leases with any Person if (A) such leases involve annual payments in excess of $1 million, in the aggregate or (B) such leases involve payments in excess of $5 million, in the aggregate;

(xix) make or commit to make any capital expenditures in an aggregate amount (as to the Company and all of its Subsidiaries) of more than $2 million in excess of the amount set forth in the Company’s operating budget;

(xx) register any securities under the Securities Act;

(xxi) grant any registration rights;

(xxii) enter into any transactions (except as expressly contemplated by this Agreement or any of the Ancillary Documents) with any “affiliate” or “associate” (as such terms are defined under Rule 12b-2 of the Exchange Act);

(xxiii) amend or repeal any provision of its articles of incorporation, bylaws or other organizational documents;

(xxiv) change in the number of directors comprising its board of directors;

(xxv) change any accounting policy or its independent public accountants;

(xxvi) adopt or amend any stock option plan or other employee benefit plan, including, without limitation, employee equity programs, or issue any capital stock or other securities under any such plan other than capital stock or other securities which it is obligated to issue under the terms of any existing or approved option or any such existing or approved plan;

(xxvii) make any determination to exercise any of the Company’s rights under this Agreement or any Ancillary Document or make any determination to amend or waive any provision of this Agreement or any Ancillary Document, or become a party to any agreement which by its terms restricts or is inconsistent with its performance of its obligations under any of the foregoing agreements;

(xxviii) appoint any person to the position of, amend the terms of any existing employment agreement or compensation arrangement with its, enter into any new employment agreement with its, or remove its, Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer or any other officer (as such term is defined under Rule 16a-1 of the Exchange Act);

(xxix) appoint or remove any member of the board of directors of any Subsidiary of the Company other than in accordance with this Agreement;

(xxx) adopt or amend its annual operating budget;

(xxxi) enter into any long-term hedging arrangements with an aggregate face value in excess of $10 million;

(xxxii) commence, settle or compromise any material litigation, regulatory proceeding or other actions or proceedings;

(xxxiii) take any action that would cause an adverse regulatory impact on any of the GSCP Parties (or any GSCP Governance Rights Assignee) or the Providence Parties (or any Providence Governance Rights Assignee) or any of their respective portfolio companies; or

(xxxiv) agree or otherwise commit to take any actions set forth in the foregoing subparagraphs (i) through (xxxiii).

Section 12. Transactions with Affiliates. Except for transactions and agreements contemplated by this Agreement or any of the Ancillary Documents, the Company will not, nor will it permit any of its Subsidiaries to, directly or indirectly, enter into any transaction or agreement with one or more of the Company’s directors or officers or with any Person in which one or more of the Company’s directors or officers are directors or officers or have a financial or other interest, unless such transaction or agreement has been approved in accordance with the laws of the Commonwealth of Pennsylvania applicable to such transactions and agreements.

Section 13. Company Equity Issuances. Prior to a Qualified IPO, the Company shall not Sell any shares of capital stock or Common Stock Equivalents of the Company (other than Excluded Securities), except in accordance with the following procedures:

(a) The Company shall deliver to each of the Shareholders (other than the Employee Holders) (collectively, the “Preemptive Shareholders”) a written notice (a “Preemptive Offer Notice”) which shall (i) state the Company’s intention to Sell shares of capital stock or Common Stock Equivalents of the Company (other than Excluded Securities) to one or more Persons, the amount and type of capital stock or Common Stock Equivalents of the Company (other than Excluded Securities) to be Sold (the “Issuance Stock”), the purchase price therefor and a summary of the other material terms of the proposed Sale and (ii) offer each of the Preemptive Shareholders the option to acquire all or any part of the Issuance Stock (the “Preemptive Offer”); provided that the Company need not deliver a Preemptive Offer Notice or make a Preemptive Offer in connection with a Sale of Issuance Stock if each of the GSCP Parties (or any GSCP Governance Rights Assignee) and the Providence Parties (or any Providence Governance Rights Assignee) notifies the Company that it will not elect to purchase any portion of its Preemptive Percentage of the Issuance Stock pursuant to such Preemptive Offer. The Preemptive Offer shall remain open and irrevocable for the periods set forth below (and, to the extent the Preemptive Offer is accepted during such periods, until the consummation of the Sale contemplated by the Preemptive Offer). Each Preemptive Shareholder shall have the right and option, for a period of 20 days after delivery of the Preemptive Offer Notice (the “Preemptive Acceptance Period”), to elect to purchase from the Company all or any portion of its Preemptive Percentage of the Issuance Stock at the purchase price and on the terms stated in the Preemptive Offer Notice. Such acceptance shall be made by a Preemptive Shareholder by delivering a written notice (the “Acceptance Notice”) to the Company within the Preemptive Acceptance Period specifying the maximum number of shares of the Issuance Stock such Preemptive Shareholder will purchase (the “Accepted Shares”).

(b) If effective acceptance shall not be received pursuant to Section 13(a) above with respect to all of the Issuance Stock offered for Sale pursuant to the Preemptive Offer Notice, then the Company may Sell all or any portion of such Issuance Stock so offered for Sale and not so accepted, at a price not less than the price, and on terms not more favorable to the purchaser thereof than the terms, stated in the Preemptive Offer Notice at any time within 90 days after the expiration of the Preemptive Acceptance Period (the “Issuance Period”) provided that, in connection with and as a condition to such Sale, each purchaser or recipient of such Issuance Stock who is not then a party to this Agreement shall execute and deliver to the Company (which the Company shall then deliver to all of the Shareholders) an agreement pursuant to which such purchaser or recipient of such Equity Securities agrees to be bound by the terms of this Agreement. In the event that all of the Issuance Stock is not so Sold by the Company during the Issuance Period, the right of the Company to Sell such unsold Issuance Stock shall expire and the obligations of this Section 13 shall be reinstated and such securities shall not be offered unless first reoffered to the Shareholders in accordance with this Section 13.

(c) All Sales of Issuance Stock to the Preemptive Shareholders subject to any Preemptive Offer Notice shall be consummated contemporaneously at the offices of the Company on the later of (i) a mutually satisfactory business day within 15 days after the expiration of the Preemptive Acceptance Period or (ii) the fifth business day following the expiration or termination of all waiting periods under the HSR Act or receipt of other regulatory approvals applicable to such issuance, or at such other time and/or place as the Company may otherwise agree. The delivery of certificates or other instruments evidencing such Issuance Stock shall be made by the Company on such date against payment of the purchase price for such Issuance Stock.

(d) Notwithstanding anything contained herein to the contrary, if, in connection with any Preemptive Offer, both the GSCP Parties (or any GSCP Governance Rights Assignee) and the Providence Parties (or any Providence Governance Rights Assignee) elect to purchase less than their Preemptive Percentage of the Issuance Stock subject to such Preemptive Offer, no Shareholder shall be entitled to purchase a proportion of its Preemptive Percentage of the Issuance Stock pursuant to this Section 13 in connection with such Preemptive Offer that is greater than the proportion elected to be purchased by the GSCP Parties (or any GSCP Governance Rights Assignee) or the Providence Parties (or any Providence Governance Rights Assignee), which ever is greater.

Section 14. Equity Issuances. The Company shall not Sell any of its Common Stock or Common Stock Equivalents (other than in a Qualified IPO) to any Person unless, in connection with and as a condition to such Sale, each purchaser or recipient of such capital stock who is not then a party to this Agreement executes and delivers to the Company (which the Company shall then deliver to all Shareholders) a counterpart to this Agreement or such other agreement pursuant to which such purchaser or recipient of such Common Stock or Common Stock Equivalents, agrees to be bound by the terms of this Agreement (and pursuant to which either (x) such Person’s spouse executes a spousal acknowledgement or (y) such Person represents that he or she does not have a spouse), except in any case where this requirement is waived by the Board.

Section 15. Legend. Each Shareholder and the Company shall take all such action necessary (including exchanging with the Company certificates representing shares of Stock issued prior to the date hereof) to cause each certificate representing outstanding shares of Stock owned by a Shareholder to bear a legend containing the following words:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, PLEDGED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT.”

“IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND VOTING SET FORTH IN THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT DATED AS OF OCTOBER 30, 2006 BY THE COMPANY AND THE PARTIES THERETO, AS AMENDED, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE COMPANY.”

The requirement that the above securities legend be placed upon certificates evidencing shares of Stock shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in an underwritten public offering, (ii) when such shares are transferred pursuant to Rule 144 under the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Company an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company, or a “no-action” letter from the staff of the SEC, in either case to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. The requirement that the above legend regarding this Agreement be placed upon certificates evidencing shares of Stock shall cease and terminate upon the Sale of such shares of Stock pursuant to a Public Sale. Upon the consummation of any event requiring the removal of a legend hereunder, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such shares as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such shares not bearing such legend.

Section 16. Representations and Warranties.

(a) Each party hereto represents and warrants to the other parties hereto as follows:

(i) If it is an entity, it is duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to carry on its business as presently conducted and proposed to be conducted.

(ii) It has full power and authority to execute, deliver and perform its obligations under this Agreement.

(iii) This Agreement has been duly and validly authorized, executed and delivered by it, and constitutes a valid and binding obligation of its, enforceable against it in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally.

(iv) The execution, delivery and performance of this Agreement by it does not and will not (A) violate, conflict with, or constitute a breach of or default under its organizational documents or (B) violate any law, regulation, order, writ, judgment, injunction or decree applicable to it.

(v) The execution, delivery and performance of this Agreement by it does not and will not (A) require it to obtain any consent, approval, authorization or other order of, or to make any filing, registration or qualification with any court, regulatory body, administrative agency or other governmental body (except such as may have previously been obtained or is permitted to be, and will be, filed or made promptly following the date hereof) or (B) violate, conflict with or constitute a breach or default under, or result in the imposition of a lien or encumbrance on any of its material properties pursuant to any bond, debenture, note or other evidence of indebtedness of it or any indenture or other material agreement to which he is a party or by which it is bound or to which any of its material property may be subject (except as would not adversely affect its ability to perform its obligations under this Agreement).

(vi) It is not a party to any agreement which is inconsistent with the rights of any party hereunder or otherwise conflicts with the provisions hereof.

(b) The Company represents and warrants to the other parties hereto that, as of the date of this Agreement, it is not a party to any agreement with, and is under no obligation to make any management, monitoring or similar fee to, any GSCP Party, any Providence Party, Leeds, any Other Investor or any of their respective Affiliates, except for, and as set forth in, this Agreement, the Ancillary Documents and the agreements with the Other Investors that are substantially similar to the GSCP Institutional Letter Agreement, the Providence Letter Agreement and the Leeds Letter Agreement.

Section 17. Competition; Information.

(a) The Company and each of the Shareholders agrees and acknowledges that each of the GSCP Parties, any GSCP Governance Rights Assignee, the Providence Parties, any Providence Governance Rights Assignee, Leeds, the GE Parties or any of their respective Affiliates, or any of their respective directors, officers or employees may at any time possess or acquire knowledge of a potential transaction or matter which may be a Competitive Opportunity and may exploit a Competitive Opportunity or engage in, or hold interests in, one or more businesses that may compete with a business of the Company or any of its Subsidiaries. The Company and each of the Shareholders agrees and acknowledges that, except as expressly provided in Section 17(b), neither the Company nor any of its Subsidiaries shall have an interest in, or expectation that, such Competitive Opportunity be offered to it, any such interest or expectation being hereby renounced so that the GSCP Parties, any GSCP Governance Rights Assignee, the Providence Parties, any Providence Governance Rights Assignee, Leeds, the GE Parties and their respective Affiliates, and their respective directors, officers and employees (i) shall have no duty to communicate or present such Competitive Opportunity to the Company or any of its Subsidiaries, (ii) shall have the right to hold any such Competitive Opportunity for its own account, or to recommend, assign or otherwise transfer such Competitive Opportunity to Persons other than the Company and its Subsidiaries and (iii) shall not be liable to the Company or any of its Subsidiaries or their respective shareholders by reason of the fact that it pursues or acquires such Competitive Opportunity for itself, directs, sells, assigns or otherwise transfers such Competitive Opportunity to another Person, does not communicate information regarding such Competitive Opportunity to the Company or any of its Subsidiaries, engages in, or holds any interest in, any business that competes with any business of the Company or any of its Subsidiaries.

(b) Without the prior approval of the Board, no Subject Shareholder (as defined below) shall, and each shall ensure that its Subject Affiliates (as defined below) do not, acquire after the date of this Agreement, any Equity Securities, debt securities or other securities, of any Competing Business (other than a passive investment of 5% or less of the outstanding equity or debt securities of a publicly-traded entity that may be engaged in a Competing Business), unless such Shareholder first offers the Company the opportunity to acquire such securities and the Board declines such opportunity. “Subject Shareholder” means any Shareholder of the Company other than (i) the GS PEP Funds and Goldman Sachs EDMC Investors, L.P. or (ii) any Shareholder that is not a Management Holder or Employee Holder and that, together with its Affiliates, owns less than 1,500,000 shares of Common Stock (appropriately adjusted to give effect to any stock split, stock dividend, reverse stock split, any combination of the shares of Common Stock or any similar event). “Subject Affiliates” means (i) with respect to any Subject Shareholder that is not a GSCP Party or GE Equity, any of its Affiliates, (ii) with respect to any Subject Shareholder that is a GSCP Party, any private equity fund that is managed by the Principal Investment Area of Goldman, Sachs & Co. (other than those funds that primarily invest in mezzanine and debt securities) and (iii) with respect to GE Equity, any investment vehicle managed by “GE Equity”, the equity investment management group which manages GE Capital Equity Investments, Inc. (for the sake of clarity, excluding groups inside of GE Commercial Finance which invest primarily in mezzanine or debt securities). Without the prior approval of the Board, no Management Holder or Employee Holder may provide services, directly or indirectly, to any Competing Business.

In the event that a Shareholder subject to the covenant contained in this Section 17(b) is in breach of such covenant 30 days after receipt of a written notice of such breach from any party hereto, such Shareholder shall thereafter no longer be entitled to any governance rights or information rights granted to it pursuant to Section 3. Notwithstanding anything contained herein to the contrary, the forfeiture of such rights by such Shareholder is in addition to, and not in limitation of, any other right or remedy the Company may have against such Shareholder as provided by law, at equity or under this Agreement.

(c) The Company shall deliver to each Shareholder (other than an Employee Holder):

(i) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its direct and indirect Subsidiaries as of the end of such period then ended, and consolidated statements of income and cash flows of the Company and its direct and indirect Subsidiaries for the period then ended, in each case prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein and subject to the absence of footnotes and to year-end adjustments;

(ii) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its direct and indirect Subsidiaries as of the end of such year, and consolidated statements of income and cash flows of the Company and its direct and indirect Subsidiaries for the year then ended, in each case prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, together with an auditor’s report thereon of a firm of established national reputation; and

(iii) to the extent the Company or any direct or indirect Subsidiary is required by law or pursuant to the terms of any outstanding indebtedness of the Company or any direct or indirect subsidiary to prepare such reports, any annual reports, quarterly reports and other periodic reports pursuant to Section 13 or 15(d) of the Exchange Act actually prepared by the Company or any direct or indirect Subsidiary as soon as available.

(d) The Company hereby covenants and agrees that, so long as General Electric Pension Trust or GE Equity is a Shareholder, the Company will use its reasonable efforts to provide such party notice no less than three business days prior to the occurrence of any of the following events: (i) the issuance by the Company of any securities (including, without limitation, any capital stock or notes, debentures or other indebtedness, whether or not convertible into or exchangeable for capital stock, but not including extensions of credit in the ordinary course of business, in each case, involving a principal amount of less than $25,000,000) of the Company to General Electric Company or any subsidiary, division or affiliate of General Electric Company (solely to the extent that the Company is aware that such entity is a subsidiary, division or affiliate of General Electric Company); or (ii) the grant by the Company of any options, warrants or other rights to acquire any equity securities of the Company to General Electric Company or any subsidiary, division or affiliate of General Electric Company (solely to the extent that the Company is aware that such entity is a subsidiary, division or affiliate of General Electric Company).

(e) Each Shareholder agrees to provide the Company with such information regarding itself and its Affiliates, directors, partners, officers and employees as the Company may from time to time reasonably request in connection with filings to be made or information to be provided to accrediting bodies and regulatory bodies.

Section 18. Monitoring Fee. The Shareholders acknowledge that on each January 1 the Company shall pay a monitoring fee to Goldman, Sachs & Co., Providence and Leeds, as required pursuant to the Management Agreement.

Section 19. Duration of Agreement. Except as otherwise provided in Section 3.7, the rights and obligations of a Shareholder under this Agreement shall terminate at such time as such Shareholder no longer is the owner of any shares of Stock. This Agreement, other than Sections 1, 2, 3.5 (with respect to expenses incurred prior to a Qualified IPO), 3.7, 15, 16 and 19 through 33, shall terminate and be of no further force and effect (other than with respect to prior breaches) upon the consummation of a Qualified IPO.

Section 20. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

Section 21. Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Shareholder unless such modification, amendment or waiver is approved in writing by (a) the Company, (b) the GSCP Parties (or a GSCP Governance Rights Assignee, as applicable) for so long as the GSCP Parties (or a GSCP Governance Rights Assignee, as applicable) and their Affiliates hold a number of shares of Common Stock that is no less than 25% of the number of shares of Common Stock held by the GSCP Parties immediately following the Merger, (c) the Providence Parties (or a Providence Governance Rights Assignee, as applicable) for so long as the Providence Parties (or a Providence Governance Rights Assignee, as applicable) and their Affiliates hold a number of shares of Common Stock that is no less than 25% of the number of shares of Common Stock held by the Providence Parties immediately following the Merger, and (d) the Shareholders holding a majority of the shares of Common Stock held by all Shareholders; provided that in the event of any modification, amendment or waiver of any provision of this Agreement which (i) affects only the rights of the Company or the GSCP Parties and/or the Providence Parties or (ii) does not adversely affect the rights of any party hereto other than the GSCP Parties or the Providence Parties, then such modification, amendment or waiver of any provision of this Agreement shall only require the written consent of (A) the Company and (B) to the extent such GSCP Parties’ (or a GSCP Governance Rights Assignee’s, as applicable) or Providence Parties’ (or a Providence Governance Rights Assignee’s, as applicable) rights are affected by such modification, amendment or waiver, the GSCP Parties or the Providence Parties, as applicable. Notwithstanding the foregoing, no modification, amendment or waiver shall be made or granted in a manner that materially and adversely affects a Shareholder’s rights hereunder without the approval of such Shareholder, unless such modification, amendment or waiver adversely affects all Shareholders in the same manner proportionate to their respective Stock holdings and this Section 21 may not be amended without the approval of all Shareholders. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 22. Entire Agreement. This Agreement, the Registration Rights Agreement, the Subscription Agreements, the joinder agreement to the Original Shareholders’ Agreement, dated as of July 10, 2006, by and between Leeds and the Company and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

Section 23. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and each Shareholder and its successors, assigns, heirs and personal representatives, so long as they hold Stock. Each Selling Shareholder shall have the right to assign all or part of its rights and obligations under this Agreement, without the consent of any of the Other Shareholders, only pursuant to a Sale of Stock in compliance with Section 4 or in a Permitted Sale (except that a Selling Shareholder may not assign its rights under Sections 3, 7, 9 and 11 unless such assignee will be a GSCP Governance Rights Assignee or Providence Governance Rights Assignee, as applicable). Upon any such assignment, such assignee shall have and be able to exercise and enforce all rights of the assigning Shareholder which are assigned to it (except the rights under Sections 3, 7, 9 and 11, unless such rights are specifically assigned to such assignee and after giving effect to such Sale, such transferee will be a GSCP Governance Rights Assignee or Providence Governance Rights Assignee, as applicable) and, to the extent such rights are assigned, any reference to the assigning Shareholder shall be treated as a reference to the assignee; provided, however, that if such transferee would, after such Sale, be a Management Holder or an Employee Holder, such transferee shall upon the consummation of, and as a condition to, such Sale execute and deliver to the Company (which the Company shall then deliver to all Shareholders) an agreement (or a counterpart to this Agreement) pursuant to which such transferee agrees to be bound by the terms of this Agreement as a Management Holder or an Employee Holder, as applicable.

Section 24. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 25. Remedies. Each Shareholder shall be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

Section 26. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy (with a confirmatory copy sent by different means within three business days of such notice), nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below and to any other recipient at the address indicated on Schedule 26 hereto and to any subsequent holder of Stock subject to this Agreement at such address as indicated by the Company’s records, or at such address or to the attention of such other person as may hereafter be designated in writing by such party to the other parties:

(i) if to the Company, to:

Education Management Corporation
210 Sixth Avenue
Pittsburgh, Pennsylvania 15222
Telephone:	(412) 562-0900
Telecopy:	(412) 562-0598
Attention:	Chief Executive Officer

with a copy to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Telephone:	(212) 455-2000
Telecopy:	(212) 455-2502
Attention:	Gary I. Horowitz, Esq.

(ii) if to the GSCP Parties, to:

Goldman Sachs Capital Partners c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Telephone:	(212) 902-0353
Telecopy:	(212) 357-5505
Attention:	John Bowman

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Telephone:	(212) 859-8000
Telecopy:	(212) 859-4000
Attention:	Robert C. Schwenkel, Esq.
Philip Richter, Esq.

(iii) if to the Providence Parties, to:

Providence Equity Partners
50 Kennedy Plaza, 18th Floor
Providence, Rhode Island 02903
Telephone:	(401) 751-1700
Telecopy:	(401) 751-1790
Attention:	Paul J. Salem

with a copy to:

Weil, Gotshal & Manges LLP
50 Kennedy Plaza
Providence, Rhode Island 02903
Telephone:	(401) 278-4700
Telecopy:	(401) 278-4701
Attention:	David K. Duffell, Esq.

(iv) if to an Employee Holder, to:

Education Management Corporation
210 Sixth Avenue
Pittsburgh, Pennsylvania 15222
Telephone:	(412) 562-0900
Telecopy:	(412) 562-0598
Attention:	General Counsel

with a copy to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Telephone:	(212) 455-2000
Telecopy:	(212) 455-2502
Attention:	Gary I. Horowitz, Esq.

All such notices, requests, consents and other communications will be deemed to have been given hereunder when received.

Section 27. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law, provided that the provisions set forth herein that are required to be governed by the Pennsylvania Business Corporation Law of 1988, as amended, shall be governed by the Pennsylvania Business Corporation Law of 1988, as amended. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority (“Litigation”) arising out of or relating to this Agreement, (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 28. Possession of Certificates; Power of Attorney. In order to provide for the safekeeping of the certificates representing the shares of Stock held by the Employee Holders pursuant hereto and to facilitate the enforcement of the terms and conditions hereof, at any time requested by the Company (a) each Employee Holder shall redeliver to the Company, and the Company shall retain physical possession of, all certificates representing shares of Stock held by such Employee Holder pursuant hereto and (b) each Employee Holder shall deliver to the Company an undated stock power, duly executed in blank, for each such certificate. Each Employee Holder shall be relieved of any obligation otherwise imposed by this Agreement to deliver certificates representing shares of Stock if the same are in the custody of the Company.

Section 29. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

Section 30. Construction. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

Section 31. Survival of Representations and Warranties. All representations and warranties contained in this Agreement or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby regardless of any investigation made by, or on behalf of, any Shareholder.

Section 32. Conflicting Agreements. Each Shareholder represents and warrants that such Shareholder has not granted and is not a party to any proxy, voting trust or other agreement which conflicts with any provision of this Agreement, and no holder of Stock shall grant any proxy or become party to any voting trust or other agreement which conflicts with any provision of this Agreement.

Section 33. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Shareholders’ Agreement as of the day and year first above written.

EDUCATION MANAGEMENT CORPORATION

By:
Name:
Title:

[Signature Page to Amended and Restated Shareholders’ Agreement]

GS CAPITAL PARTNERS V FUND, L.P.

By:	GSCP V Advisors, L.L.C.,
its general partner

By:
Name:
Title:

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.

By:	GSCP V Offshore Advisors, L.L.C.,
its general partner

By:
Name:
Title:

GS CAPITAL PARTNERS V GmbH & Co. KG

By:	GS Advisors V, L.L.C.,
its managing limited partner

By:
Name:
Title:

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.

By:	GS Advisors V, L.L.C.,
its general partner

By:
Name:
Title:

[Signature Page to Amended and Restated Shareholders’ Agreement]

PROVIDENCE EQUITY PARTNERS V L.P.

By:	Providence Equity Partners GP V L.P.,
its general partner

By:	Providence Equity Partners V LLC,
its general partner

By:
Name:
Title:

PROVIDENCE EQUITY PARTNERS V-A L.P.

By:	Providence Equity Partners GP V L.P.,
its general partner

By:	Providence Equity Partners V LLC,
its general partner

By:
Name:
Title:

[Signature Page to Amended and Restated Shareholders’ Agreement]

PROVIDENCE EQUITY PARTNERS IV L.P.

By:	Providence Equity GP IV LP,
its general partner

By:	Providence Equity Partners IV L.L.C.,
its general partner

By:
Name:
Title:

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.

By:	Providence Equity GP IV LP,
its general partner

By:	Providence Equity Partners IV L.L.C.,
its general partner

By:
Name:
Title:

[Signature Page to Amended and Restated Shareholders’ Agreement]

LEEDS EQUITY PARTNERS IV, L.P.

By:	Leeds Equity Associates IV, LLC,
its general partner

By:
Name:
Title:

[Signature Page to Amended and Restated Shareholders’ Agreement]

OTHER INVESTORS:

GS PRIVATE EQUITY PARTNERS 2000, L.P.

By:	GS PEP 2000 Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2000 OFFSHORE HOLDINGS, L.P.

By:	GS PEP 2000 Offshore Holdings Advisors, Inc.,
its general partner

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2000 – DIRECT INVESTMENT FUND, L.P.

By:	GS PEP 2000 Direct Investment Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:
Name:
Title:

[Signature Page to Amended and Restated Shareholders’ Agreement]

GS PRIVATE EQUITY PARTNERS 2002, L.P.

By:	GS PEP 2002 Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2002 OFFSHORE HOLDINGS, L.P.

By:	GS PEP 2002 Offshore Holdings Advisors, Inc.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its director

By:
Name:
Title:

GS PRIVATE EQUITY PARTNERS 2002 – DIRECT INVESTMENT FUND, L.P.

By:	GS PEP 2002 Direct Investment Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:
Name:
Title:

[Signature Page to Amended and Restated Shareholders’ Agreement]

GS PRIVATE EQUITY PARTNERS 2002 EMPLOYEE FUND, L.P.

By:	GS PEP 2002 Employee Funds GP, L.L.C.,
its general partner

By:
Name:
Title:

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004, L.P.

By:	Goldman Sachs PEP 2004 Advisors, L.L.C.,
its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:
Name:
Title:

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 OFFSHORE HOLDINGS, L.P.

By:	Goldman Sachs PEP 2004 Offshore Holdings Advisors, Inc., its general partner

By:
Name:
Title:

[Signature Page to Amended and Restated Shareholders’ Agreement]

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 – DIRECT INVESTMENT FUND, L.P.

By:	Goldman Sachs PEP 2004 Direct Investment Advisors, L.L.C., its general partner

By:	GSAM Gen-Par, L.L.C.,
its Managing Member

By:
Name:
Title:

GOLDMAN SACHS PRIVATE EQUITY PARTNERS 2004 Employee fund, L.P.

By:	Goldman Sachs PEP 2004 EMPLOYEE FUNDS GP, L.L.C., its general partner

By:
Name:
Title:

MULTI-STRATEGY HOLDINGS, L.P.

By:	Multi-Strategy Holdings Offshore Advisors, Inc.,
its general partner

By:
Name:
Title:	Authorized Signatory

GOLDMAN SACHS EDMC INVESTORS, L.P.

By:	GS EDMC Advisors, L.L.C.,
its general partner

By:
Name:
Title:

[Signature Page to Amended and Restated Shareholders’ Agreement]

FISHER LYNCH CO-INVESTMENT PARTNERSHIP, L.P.

By:	Fisher Lynch GP, L.P.,
its general partner

By:	FLC G.P., Inc.,
its general partner

By:
Name:	Leon Kuan
Title:	Authorized Officer

ONTARIO TEACHERS’ PENSION PLAN BOARD

By:
Name:	Michele Buchignani
Title:	Portfolio Manager

GENERAL ELECTRIC PENSION TRUST

By:	GE Asset Management Incorporated,
its Investment Manager

By:
Name:	Andreas T. Hildebrand
Title:	Vice President

CGI PRIVATE EQUITY LP, LLC

By:
Name:
Title:	Attorney-In-Fact

[Signature Page to Amended and Restated Shareholders’ Agreement]

CREDIT SUISSE/ CFIG EMDC SPV, LLC

By:	DLJ MB Advisors, Inc.,
its Sole Member

By:
Name:
Title:

ALPINVEST PARTNERS CS INVESTMENTS 2006 C.V.

By:
Name:
Title:

By:
Name:
Title:

ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS CUSTODIAN IIA B.V., (as custodian for ALPINVEST PARTNERS LATER STAGE CO-INVESTMENTS IIA C.V.)

By:
Name:
Title:

By:
Name:
Title:

GE CAPITAL EQUITY INVESTMENTS, INC.

By:
Name:
Title:

[Signature Page to Amended and Restated Shareholders’ Agreement]

MANAGEMENT HOLDERS:

Name:	John R. McKernan, Jr.

Name:	Edward H. West

Name:	Leo F. Mullin

[Signature Page to Amended and Restated Shareholders’ Agreement]

COUNTERPART SIGNATURE PAGE TO AMENDED

AND RESTATED SHAREHOLDERS AGREEMENT

EMPLOYEE HOLDERS:

Name:

If the undersigned Employee Holder does not have a spouse, the undersigned Employee Holder must sign the following:

The undersigned hereby represents and warrants that the undersigned does not have a spouse.

Name:

If the undersigned Employee Holder has a spouse, the spouse must sign the following:

The undersigned acknowledges that the undersigned has read the foregoing Agreement of the Company that the undersigned’s spouse is a party to and understands that the undersigned’s spouse holds the Stock subject to the provisions of the Agreement and agrees to be bound by the terms and conditions of the foregoing Agreement.

Employee Holder’s Spouse

Name:

[Signature Page to Amended and Restated Shareholders’ Agreement]

Schedule 26

Notices

Name and Address for Notices

Leeds Equity Partners IV, L.P.
350 Park Avenue, 23rd Floor New York, New York 10022
Telephone:	(212) 835-2000
Telecopy:	(212) 835-2020
Attention:	Jeffrey T. Leeds

GS Private Equity Partners 2000, L.P.		with a copy to:
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004		Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press Vice President & Assistant General Counsel	Attention:	Jennifer Barbetta Vice President

GS Private Equity Partners 2000 Offshore Holdings, L.P.		with a copy to:
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004		Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press Vice President & Assistant General Counsel	Attention:	Jennifer Barbetta Vice President

GS Private Equity Partners 2000 – Direct Investment Fund, L.P.		with a copy to:
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004		Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press Vice President & Assistant General Counsel	Attention:	Jennifer Barbetta Vice President

GS Private Equity Partners 2002, L.P.		with a copy to:
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004		Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press Vice President & Assistant General Counsel	Attention:	Jennifer Barbetta Vice President

Schedule 26 - 1

Schedule 26

Name and Address for Notices

GS Private Equity Partners 2002 Offshore Holdings, L.P.		with a copy to:
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004		Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press Vice President & Assistant General Counsel	Attention:	Jennifer Barbetta Vice President

GS Private Equity Partners 2002 – Direct Investment Fund, L.P.		with a copy to:
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004		Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press Vice President & Assistant General Counsel	Attention:	Jennifer Barbetta Vice President

GS Private Equity Partners 2002 Employee Fund, L.P.		with a copy to:
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004		Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press Vice President & Assistant General Counsel	Attention:	Jennifer Barbetta Vice President

GS Private Equity Partners 2004, L.P.		with a copy to:
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004		Goldman, Sachs & Co. 32 Old Slip, 9th Floor 3 New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press Vice President & Assistant General Counsel	Attention:	Jennifer Barbetta Vice President

GS Private Equity Partners 2004 Offshore Holdings, L.P.		with a copy to:
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004		Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press Vice President & Assistant General Counsel	Attention:	Jennifer Barbetta Vice President

Schedule 26 - 2

Schedule 26

Name and Address for Notices

GS Private Equity Partners 2004 – Direct Investment Fund, L.P.		with a copy to:
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004		Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press Vice President & Assistant General Counsel	Attention:	Jennifer Barbetta Vice President

GS Private Equity Partners 2004 Employee Fund, L.P.		with a copy to:
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004		Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press Vice President & Assistant General Counsel	Attention:	Jennifer Barbetta Vice President

Multi-Strategy Holdings, L.P.		with a copy to:
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004		Goldman, Sachs & Co. 32 Old Slip, 9th Floor New York, New York 10005
Telephone:	(212) 357-3448	Telephone:	(212) 902-9839
Telecopy:	(212) 428-4677	Telecopy:	(212) 493-0187
Attention:	Brandon T. Press Vice President & Assistant General Counsel	Attention:	Jennifer Barbetta Vice President

Goldman Sachs EDMC Investors, L.P.
Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, New York 10004
Telephone:	(212) 357-3448
Telecopy:	(212) 428-4677
Attention:	Brandon T. Press Vice President & Assistant General Counsel

Fisher Lynch Co-Investment Partnership, L.P.		with a copy to:
Fisher Lynch Capital 2929 Campus Drive, Suite 410 San Mateo, California 94403		Proskauer Rose LLP One International Place Boston, Massachusetts 02110-2600
Telephone:	(650) 233-8016	Telephone:	(617) 526-9754
Telecopy:	(650) 240-0277	Telecopy:	(617) 526-9899
Attention:	Leon Kuan	Attention:	Howard J. Beber, Esq.

Schedule 26 - 3

Schedule 26

Name and Address for Notices

Ontario Teachers’ Pension Plan Board		with a copy to:
5650 Yonge Street Toronto, Ontario Canada M2M 4H5		Goodwin Procter LLP 53 State Street Boston, Massachusetts 02109
Telephone:	(416) 730-5321	Telephone:	(617) 570-1304
Telecopy:	(416) 730-3771	Telecopy:	(617) 523-1231
Attention:	Michael Padfield, Senior Legal Counsel – Investments Lee Sienna, Vice President – Private Capital	Attention:	Kathy A. Fields, Esq.

General Electric Pension Trust		with a copy to:
c/o GE Asset Management Incorporated 3001 Summer Street, P.O. Box 7900 Stamford, Connecticut 06904-7900		Dewey Ballantine LLP 1301 Avenue of the Americas New York, New York 10019-6092
Telephone:	(203) 326-2306	Telephone:	(212) 259-6570
Telecopy:	(203) 326-4073	Telecopy:	(212) 259-6333
Attention:	Daniel L. Furman	Attention:	Linda E. Ransom

CGI Private Equity LP, LLC		with a copy to:
c/o Citigroup Private Equity 388 Greenwich Street, 32nd Floor New York, New York 10013		Citigroup Private Equity 731 Lexington Avenue, 23rd Floor New York, New York 10022
Telephone:	(212) 816-2151	Telephone:	(212) 559-7885
Telecopy:	(212) 816-0221	Telecopy:	(646) 291-3063
Attention:	Todd Benson	Attention:	Ranesh Ramanathan, Esq.

Credit Suisse/CFIG EMDC SPV, LLC
Credit Suisse 11 Madison Avenue, 16th Floor New York, New York 10010
Telephone:	(212) 538-3423
Telecopy:	(212) 538-0424
Attention:	Nadim Barakat

AlpInvest Partners CS Investments 2006 C.V.		with a copy to:
c/o AlpInvest Partners N.V. Jachthavenweg 118 1081 KJ Amsterdam The Netherlands		AlpInvest Partners Inc. 630 Fifth Avenue,28th Floor New York, New York 10111
Telephone:	+31 20 540 7575	Telephone:	(212) 332-6240
Telecopy:	+31 20 540 7500	Telecopy:	(212) 332-6241
Attention:	Patrick de van der Schueren	Attention:	Iain Leigh

Ropes & Gray LLP 45 Rockefeller Plaza New York, New York 10111
		Telephone:	(212) 841-0600
		Telecopy:	(212) 841-5725
		Attention:	Daniel C. Kolb, Esq.

Schedule 26 - 4

Schedule 26

Name and Address for Notices

AlpInvest Partners Later Stage Co-Investments		with a copy to:
Custodian IIA B.V. (as custodian for AlpInvest Partners Later Stage Co-Investments IIA C.V.) c/o AlpInvest Partners N.V. Jachthavenweg 118 1081 KJ Amsterdam The Netherlands		AlpInvest Partners Inc. 630 Fifth Avenue, 28th Floor New York, New York 10111
		Telephone: Telecopy: Attention:	(212) 332-6240 (212) 332-6241 Iain Leigh
Telephone:	+31 20 540 7575
Telecopy: Attention:	+31 20 540 7500 Patrick de van der Schueren	Ropes & Gray LLP 45 Rockefeller Plaza New York, New York 10111
		Telephone:	(212) 841-0600
		Telecopy:	(212) 841-5725
		Attention:	Daniel C. Kolb, Esq.

John R. McKernan, Jr. [ ] [ ] [ ]		with a copy to: [ ] [ ] [ ]

Edward H. West [ ] [ ] [ ]		with a copy to: [ ] [ ] [ ]

Leo F. Mullin [ ] [ ] [ ]		with a copy to: [ ] [ ] [ ]

GE Capital Equity Investments, Inc. c/o GE Equity 201 Merritt 7, 1st Floor P.O. Box 4800 Norwalk, CT 06856-1056 Fax: (203) 956-4259 Attention: Account Manager – EDMC		with a copy to: GE Equity 201 Merritt 7, 1st Floor P.O. Box 4800 Norwalk, CT 06856-1056 Fax: (203) 956-5058 Attention: General Counsel

Schedule 26 - 5

Exhibit A

Form of Accredited Investor Subscription Agreement

Exhibit B

Form of Non-Accredited Investor Subscription Agreement